                                                                       Exhibit 7

                                Board of Governors of the Federal Reserve System OMB Number 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2004

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

--------------------------------------------------------------------------------

                                                                   -------------
                                Please refer to page 1,                  1
                                Table of Contents, for             -------------
                                the required disclosure
                                of estimated burden

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY--FFIEC 041

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2001

This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).


                                    20010630
                                  -----------
                                  (RCRI 9999)

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, MATTHEW REECE, OFFICER
------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

               /s/ Matthew Reece
------------------------------------------------------
Signature of Officer Authorized to Sign Report

7/30/2001
------------------------------------------------------
Date of Signature
The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority Instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ [ILLEGIBLE]
------------------------------------------------------
Director (Trustee)


/s/ [ILLEGIBLE]
------------------------------------------------------
Director (Trustee)


/s/ [ILLEGIBLE]
------------------------------------------------------
Director (Trustee)
--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
      (EDS), by modem or on computer diskette; or

(b) In hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party

      (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report data, attach this signature page (or a photocopy or a computer-generate version of this page) to the hard-copy record of the complet report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number:               0655         BANK ONE, NA
                                   -----------      ----------------------------
                                    (RCRI 9050)     Legal title Bank (TEXT 9010)

http://:www.bankone.com                             COLUMBUS
----------------------------------------------      ----------------------------
Primary Internet Web Address of Bank                City (TEXT 9130)
(Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)                      OH               43271
                                                    ----------------------------
                                                    State Abbrev.    Zip Code
                                                    (TEXT 9200)      (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 041

                                                                     Page i
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR                   -------------
A BANK WITH DOMESTIC OFFICES ONLY                                        2
--------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover

REPORT OF INCOME

Schedule RI - Income Statement .........................................RI-1,2,3

Schedule RI-A - Changes in Equity Capital...............................RI-4

Schedule RI-B - Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses..................RI-4,5

Schedule RI-E - Explanations............................................RI-6,7

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 35.5 hours per respondent and is estimated to vary from 14 to 500 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid 0MB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington. D.C. 20503, and to one of the following:

Secretary

Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Report of Condition

Schedule RC - Balance Sheet .....................................RC-1,2

Schedule RC-A - Cash and Balances Due
  From Depository Institutions
  (to be completed by selected banks) ...........................RC-3

Schedule RC-B - Securities ......................................RC-3,4,5

Schedule RC-C - Loans and Lease Financing Receivables:
  Part I. Loans and Leases ......................................RC-6,7
  Part II. Loans to Small Businesses and
  Small Farms (to be completed for the
  June report only; not included in the forms
  for the September and December reports) .......................RC-7a,7b

Schedule RC-D - Trading Assets and Liabilities
  (to be completed only by selected banks) ......................RC-8

Schedule RC-E - Deposit Liabilities .............................RC-9,10

Schedule RC-F - Other Assets ....................................RC-11

Schedule RC-G - Other Liabilities ...............................RC-11

Schedule RC-K - Quarterly Averages ..............................RC-12

Schedule RC-L - Derivatives and
  Off-Balance Sheet Items .......................................RC-13,14

Schedule RC-M - Memoranda .......................................RC-15

Schedule RC-N - Past Due and Nonaccrual
  Loans, Leases, and Other Assets ...............................RC-16,17

Schedule RC-O - Other Data for Deposit
  Insurance and FICO Assessments ................................RC-18,19

Schedule RC-R - Regulatory Capital ..............................RC-20,21,22,23

Schedule RC-S - Securitization and
  Asset Sales Activities ........................................RC-24,25,26,26a

Schedule RC-T - Fiduciary and Related Services (to be
  completed beginning December 31, 2001) ........................RC-27,28,29

Optional Narrative Statement Concerning
 the Amounts Reported in the Reports
 of Condition and Income ........................................RC-30

Special Report (to be completed by all banks)

For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

BANK ONE, NA                                                           FFIEC 041
-----------------------------------------------------                  RI-1
Legal Title of Bank
                                                                       ---------
COLUMBUS                                                                  3
-----------------------------------------------------                  ---------
City

OH                                        43271
-----------------------------------------------------
State                                     Zip Code
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST
FDIC Certificate Number - 06559

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2001 - JUNE 30, 2001

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                                     Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. ITEM 1.A.(6) IS TO BE COMPLETED BY ALL BANKS. ITEMS 1.A.(1)
      THROUGH (5) ARE TO BE COMPLETED BY BANKS WITH
      $25 MILLION OR MORE IN TOTAL ASSETS:(1)
      INTEREST AND FEE INCOME ON LOANS:
                                                                            --------------------
      (1) LOANS SECURED BY REAL ESTATE..................................... 4011         678,256                          1.a.1
                                                                            --------------------
      (2) COMMERCIAL AND INDUSTRIAL LOANS.................................. 4012         137,753                          1.a.2
                                                                            --------------------
      (3) LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER
          PERSONAL EXPENDITURES:
                                                                            --------------------
          (a) CREDIT CARDS................................................. B485          71,168                          1.a.3.a
                                                                            --------------------
          (b) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL
              STUDENT LOANS, AND REVOLVING CREDIT PLANS OTHER THAN
              CREDIT CARDS)................................................ B486         281,782                          1.a.3.b
                                                                            --------------------
      (4) LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS........... 4056               0                          1.a.4
                                                                            --------------------
      (5) ALL OTHER LOANS(2)............................................... 4058          81,024                          1.a.5
                                                                            --------------------   --------------------
      (6) Total interest and fee income on loans(3)............................................... 4010       1,249,983   1.a.6
                                                                                                   --------------------
   b. INCOME FROM LEASE FINANCING RECEIVABLES..................................................... 4065         109,645   1.b
                                                                                                   --------------------
   c. Interest income on balances due from depository
      institutions(4)............................................................................. 4115             264   1.c
                                                                                                   --------------------
   d. Interest and dividend income on securities:
      (1) U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY
          OBLIGATIONS (EXCLUDING MORTGAGE-BACKED SECURITIES)...................................... B488          47,285   1.d.1
                                                                                                   --------------------
      (2) MORTGAGE-BACKED SECURITIES.............................................................. B489           7,826   1.d.2
                                                                                                   --------------------
      (3) ALL OTHER SECURITIES (INCLUDES SECURITIES ISSUED BY STATES
          AND POLITICAL SUBDIVISIONS IN THE U.S.)................................................. 4060         125,393   1.d.3
                                                                                                   --------------------
   e. Interest income from trading assets......................................................... 4069               0   1.e
                                                                                                   --------------------
   f. Interest income on federal funds sold and securities
      purchased under agreements to resell........................................................ 4020          19,258   1.f
                                                                                                   --------------------
   g. OTHER INTEREST INCOME....................................................................... 4518           1,715   1.g
                                                                                                   --------------------
   h. Total interest income (sum of items 1.a.(6) through 1.g).................................... 4107       1,561,369   1.h
                                                                                                   --------------------

----------
(1) The $25 million asset size test is generally based on the total assets reported on the June 30, 2000, Report of Condition. Beginning March 31, 2002, banks with less than $25 million in total assets must complete items 1.a.(1) through 1.a.(5).
(2) Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."
(3) For banks with $25 million or more in total assets, item 1.a.(6) must equal the sum of items 1.a.(1) through 1.a.(5).
(4) Includes interest income on time certificates of deposit not held for trading.

BANK ONE, NA                                                           FFIEC 041
-----------------------------------------------------                  RI-2
Legal Title of Bank                                                    ---------
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST                 4
                                                                       ---------
FDIC Certificate Number - 06559

SCHEDULE RI--CONTINUED

                                                                     Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
2.  Interest expense:
    a. Interest on deposits:
                                                                            --------------------
       (1) Transaction accounts (NOW accounts, ATS accounts, and
           telephone and preauthorized transfer accounts).................. 4508             944                          2.a.1
                                                                            --------------------
       (2) Nontransaction accounts:
                                                                            --------------------
           (a) SAVINGS DEPOSITS (INCLUDES MMDAS)........................... 0093         103,486                          2.a.2a
                                                                            --------------------
           (b) Time deposits of $100,000 or more........................... A517          24,350                          2.a.2b
                                                                            --------------------
           (c) Time deposits of less than $100,000......................... A518          91,742                          2.a.2c
                                                                            --------------------
    b. Expense of federal funds purchased and securities sold
       under agreements to repurchase...................................... 4180         152,997                          2.b
                                                                            --------------------
    c. Interest on trading liabilities and other borrowed money............ 4185         347,603                          2.c
                                                                            --------------------
    d. Interest on subordinated notes and debentures....................... 4200          48,165                          2.d
                                                                            --------------------
    e. Total interest expense (sum of items 2.a through 2.d)............... 4073         769,287                          2.e
                                                                            --------------------   --------------------
3.  Net interest income (item 1.h minus 2.e)...................................................... 4074         792,082   3
                                                                                                   --------------------
4.  PROVISION FOR LOAN AND LEASE LOSSES........................................................... 4230         174,600   4
                                                                                                   --------------------
5.  Noninterest income:
                                                                            --------------------
    a. INCOME FROM FIDUCIARY ACTIVITIES(1)................................. 4070               0                          5.a
                                                                            --------------------
    b. Service charges on deposit accounts................................. 4080          77,639                          5.b
                                                                            --------------------
    c. TRADING REVENUE(2).................................................. A220               0                          5.c
                                                                            --------------------
    d. INVESTMENT BANKING, ADVISORY, BROKERAGE, AND UNDERWRITING
       FEES AND COMMISSIONS................................................ B490          40,958                          5.d
                                                                            --------------------
    e. VENTURE CAPITAL REVENUE............................................. B491               0                          5.e
                                                                            --------------------
    f. NET SERVICING FEES.................................................. B492           7,141                          5.f
                                                                            --------------------
    g. NET SECURITIZATION INCOME........................................... B493         126,295                          5.g
                                                                            --------------------
    h. INSURANCE COMMISSIONS AND FEES...................................... B494           5,220                          5.h
                                                                            --------------------
    i. NET GAINS (LOSSES) ON SALES OF LOANS AND LEASES..................... 5416         (12,114)                         5.i
                                                                            --------------------
    j. NET GAINS (LOSSES) ON SALES OF OTHER REAL ESTATE OWNED.............. 5415            (144)                         5.j
                                                                            --------------------
    k. NET GAINS (LOSSES) ON SALES OF OTHER ASSETS (EXCLUDING
       SECURITIES)......................................................... B496          (1,256)                         5.k
                                                                            --------------------
    l. Other noninterest income*........................................... B497         221,353                          5.l
                                                                            --------------------   --------------------
    m. Total noninterest income (sum of items 5.a through 5.l).................................... 4079         465,092   5.m
                                                                                                   --------------------
6.  a. Realized gains (losses) on held-to-maturity securities..................................... 3521               0   6.a
                                                                                                   --------------------
    b. Realized gains (losses) on available-for-sale securities................................... 3196           6,560   6.b
                                                                                                   --------------------
7.  Noninterest expense:
                                                                            --------------------
    a. Salaries and employee benefits...................................... 4135         486,255                          7.a
                                                                            --------------------
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and
       mortgage interest).................................................. 4217         108,830                          7.b
                                                                            --------------------
    c. AMORTIZATION EXPENSE OF INTANGIBLE ASSETS (INCLUDING
       GOODWILL)........................................................... 4531           4,558                          7.c
                                                                            --------------------
    d. Other noninterest expense*.......................................... 4092         287,867                          7.d
                                                                            --------------------   --------------------
    e. Total noninterest expense (sum of items 7.a through 7.d)................................... 4093         887,510   7.e
                                                                                                   --------------------
8.  Income (loss) before income taxes and extraordinary
    items, and other adjustments (item 3 plus or minus
    items 4, 5.m, 6.a, 6.b, and 7.e).............................................................. 4301         201,624   8
                                                                                                   --------------------
9.  Applicable income taxes (on item 8)........................................................... 4302          69,138   9
                                                                                                   --------------------
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus item 9)......................................................................... 4300         132,486   10
                                                                                                   --------------------
11. Extraordinary items and other adjustments, net of income taxes*............................... 4320               0   11
                                                                                                   --------------------
12. Net income (loss) (sum of items 10 and 11).................................................... 4340         132,486   12
                                                                                                   --------------------

----------
*     Describe on Schedule RI-E--Explanations
(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.

BANK ONE, NA                                                           FFIEC 041
-----------------------------------------------------                  RI-3
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           5
                                                                       ---------
SCHEDULE RI--CONTINUED

                                                                                                   --------------------
Memoranda                                                                                                 Year-to-date
                                                                                                   --------------------
                                                                     Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   --------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes........................ 4513             871   M.1
                                                                                                   --------------------
2.  Income from the sale and servicing of mutual funds and annuities (included in Schedule RI,
    item 8)....................................................................................... 8431          40,958   M.2
                                                                                                   --------------------
3.  INCOME ON TAX-EXEMPT LOANS AND LEASES TO STATES AND POLITICAL SUBDIVISIONS IN THE
    U.S. (included in Schedule RI, items 1.a and 1.b)............................................. 4313          10,778   M.3
                                                                                                   --------------------
4.  Income on tax-exempt securities issued by states and political subdivisions in the U.S.
    (included in Schedule RI, item 1.d.(3))....................................................... 4507           3,978   M.4
                                                                                                   --------------------
                                                                                                              Number
                                                                                                   --------------------
5.  Number of full-time equivalent employees at end of current period (round to nearest whole
    number)....................................................................................... 4150          22,299   M.5
                                                                                                   --------------------
6.  MEMORANDUM ITEM 6 IS TO BE COMPLETED BY: (1)
    o BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS, AND
    o BANKS WITH $25 MILLION OR MORE IN TOTAL ASSETS, BUT LESS THAN $300 MILLION IN
      TOTAL ASSETS, THAT HAVE LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER
      LOANS TO FARMERS (SCHEDULE RC-C, PART I, ITEM 3) EXCEEDING FIVE PERCENT OF
      TOTAL LOANS.
      INTEREST AND FEE INCOME ON LOANS TO FINANCE AGRICULTURAL
      PRODUCTION AND OTHER LOANS TO FARMERS (INCLUDED IN SCHEDULE RI, ITEM 1.a.(5))............... 4024           1,218   M.6
                                                                                                   --------------------
                                                                                                           CCYY/MM/DD
                                                                                                   --------------------
7.  If the reporting bank has restated its balance sheet as a result of applying push down
    accounting this calendar year, report the date of the bank's acquisition (2).................. 9106             N/A   M.7
                                                                                                   --------------------

8.  TRADING REVENUE (FROM CASH INSTRUMENTS AND DERIVATIVE INSTRUMENTS) (SUM OF
    MEMORANDUM ITEMS 8.a THROUGH 8.d MUST EQUAL SCHEDULE RI, ITEM 5.c) (TO BE
    COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K,
    ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR.):
                                                                                                   --------------------
                                                                                                   RIAD   Bil|Mil|Thou
                                                                                                   --------------------
    a. INTEREST RATE EXPOSURES.................................................................... 8757               0   M.8.a
                                                                                                   --------------------
    b. FOREIGN EXCHANGE EXPOSURES................................................................. 8758               0   M.8.b
                                                                                                   --------------------
    c. EQUITY SECURITY AND INDEX EXPOSURES........................................................ 8759               0   M.8.c
                                                                                                   --------------------
    d. COMMODITY AND OTHER EXPOSURES.............................................................. 8760               0   M.8.d
                                                                                                   --------------------
9.  TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS: (1)
    Impact on income of derivatives held for purposes other than trading:
                                                                                                   --------------------
                                                                                                   RIAD   Bil|Mil|Thou
                                                                                                   --------------------
    a. Net increase (decrease) to interest income................................................. 8761          (1,575)  M.9.a
                                                                                                   --------------------
    b. Net (increase) decrease to interest expense................................................ 8762          (2,347)  M.9.b
                                                                                                   --------------------
    c. Other (noninterest) allocations............................................................ 8763               0   M.9.c
                                                                                                   --------------------
10. TO BE COMPLETED BY BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS: (1)
    Credit losses on derivatives (see instructions)............................................... A251               0   M.10
                                                                                                   --------------------

                                                                                                              YES / NO
                                                                                                   --------------------
11. Does the reporting bank have a Subchapter S election in effect for federal
    income tax purposes for the current tax year?................................................. A530          NO       M.11
                                                                                                   --------------------

----------
(1) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2000, Report of Condition. Beginning March 31, 2002, banks with less than $25 million in total assets and agricultural loans exceeding five percent of total loans must complete Memorandum item 6.
(2)   For example, a bank acquired on June 1, 2001, would report 2001/06/01

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RI-4
Legal Title of Bank                                                    ---------
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST                  6
FDIC Certificate Number - 06559                                        ---------

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                       -------------------
                                                                     Dollar Amounts in Thousands       RIAD   Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Total equity capital most recently reported for the December 31, 2000,
    Reports of Condition and Income (I.e., after adjustments from amended                              -------------------
    Reports of Income) ...........................................................................     3217      2,642,257  1
2.  RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND                                  -------------------
    CHANGES IN ACCOUNTING PRINCIPLES* ............................................................     B507              0  2
                                                                                                       -------------------
3.  BALANCE END OF PREVIOUS CALENDAR YEAR AS RESTATED (SUM OF ITEMS 1 AND 2) .....................     B508      2,642,257  3
                                                                                                       -------------------
4.  Net income (loss) (must equal Schedule RI, item 12) ..........................................     4340        132,486  4
5.  Sale, conversion, acquisition, or retirement of capital stock, net                                 -------------------
    (EXCLUDING TREASURY STOCK TRANSACTIONS) ......................................................     B509              0  5
                                                                                                       -------------------
6.  TREASURY STOCK TRANSACTIONS, NET .............................................................     B510              0  6
                                                                                                       -------------------
7.  Changes incident to business combinations, net ...............................................     4356              0  7
                                                                                                       -------------------
8.  LESS: Cash dividends declared on preferred stock .............................................     4470              0  8
                                                                                                       -------------------
9.  LESS: Cash dividends declared on common stock ................................................     4460              0  9
                                                                                                       -------------------
10. OTHER COMPREHENSIVE INCOME (1) ...............................................................     B511        (26,497) 10
                                                                                                       -------------------
11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above) ..     4415          7,381  11
12. Total equity capital end of current period (sum of items 3 through 11) (must equal                 -------------------
    Schedule RC, item 28) ........................................................................     3210      2,755,627  12
                                                                                                       -------------------

----------
*     Describe on Schedule RI-E - Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
                 AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

                                                                              ------------------------------------------
                                                                                  (Column A)             (Column B)
PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE                          Charge-offs (1)          Recoveries
ALLOCATED TRANSFER RISK RESERVE.                                              ------------------------------------------
                                                                                        Calendar year-to-date
                                                                              ------------------------------------------
                                                Dollar Amounts in Thousands   RIAD   Bil/Mil/Thou     RIAD  Bil/Mil/Thou
------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                              ------------------------------------------
   a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS ..............     3582            118     3583             0  1.a
                                                                              ------------------------------------------
   b. Secured by farmland ...............................................     3584              0     3585             0  1.b
                                                                              ------------------------------------------
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential          ------------------------------------------
          properties and extended under lines of credit .................     5411         13,844     5412         1,683  1.c.1
                                                                              ------------------------------------------
      (2) Closed-end loans secured by 1-4 family residential properties..     5413         56,241     5414        24,454  1.c.2
                                                                              ------------------------------------------
   d. Secured by multifamily (5 or more) residential properties .........     3588          1,361     3589           265  1.d
                                                                              ------------------------------------------
   e. Secured by nonfarm nonresidential properties ......................     3590          1,254     3591           209  1.e
                                                                              ------------------------------------------
2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER BANKS ......     4481              0     4482             0  2
                                                                              ------------------------------------------
3. Not applicable
                                                                              ------------------------------------------
4. COMMERCIAL AND INDUSTRIAL LOANS ......................................     4638         18,034     4608         2,110  4
                                                                              ------------------------------------------
5. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL
   EXPENDITURES:                                                              ------------------------------------------
   A. CREDIT CARDS ......................................................     B514         30,249     B515         1,931  5.a
   B. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS,         ------------------------------------------
      AND REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS) ...............     B516         21,059     B517        16,963  5.b
                                                                              ------------------------------------------
6. LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS ...............     4643              0     4627             0  6
                                                                              ------------------------------------------
7. ALL OTHER LOANS (2) ..................................................     4644            574     4628             7  7
                                                                              ------------------------------------------
8. Lease financing receivables ..........................................     4266         17,422     4267         4,934  8
                                                                              ------------------------------------------
9. Total (sum of items 1 through 8) .....................................     4635        160,156     4605        52,556  9
                                                                              ------------------------------------------

----------
(1) Include write-downs arising from transfers of loans to the held-for-sale account.
(2) Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RI-5
Legal Title of Bank                                                    ---------
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST                  7
FDIC Certificate Number - 06559                                        ---------

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED

                                                                                 ------------------------------------------
                                                                                     (Column A)             (Column B)
                                                                                   Charge-offs (1)          Recoveries
                                                                                 ------------------------------------------
                                                                                           Calendar year-to-date
MEMORANDA                                                                        ------------------------------------------
                                                   Dollar Amounts in Thousands   RIAD   Bil/Mil/Thou     RIAD  Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------------
1. LOANS TO FINANCE COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT
   ACTIVITIES (NOT SECURED BY REAL ESTATE) INCLUDED IN                           ------------------------------------------
   SCHEDULE RI-B, PART I, ITEMS 4 AND 7, ABOVE ................................  5409            332     5410           229   M.1
                                                                                 ------------------------------------------
2. Memorandum items 2.a through 2.d are to be completed
   by banks with $300 million or more in total assets: (2)
   a. Loans secured by real estate to non-U.S. addressees (domicile)             ------------------------------------------
      (included in Schedule RI-B, part I, item 1, above) ......................  4652              0     4662             0   M.2.a
   b. Loans to and acceptances of foreign banks                                  ------------------------------------------
      (included in Schedule RI-B, part I, item 2, above) ......................  4654              0     4664             0   M.2.b
   c. Commercial and industrial loans to non-U.S. addressees (domicile)          ------------------------------------------
      (included in Schedule RI-B, part I, item 4, above) ......................  4646              0     4618             0   M.2.c
   d. Lease financing receivables of non-U.S. addressees (domicile)              ------------------------------------------
      (included in Schedule RI-B, part I, item 8, above) ......................  4659              0     4669             0   M.2.d
                                                                                 ------------------------------------------
3. MEMORANDUM ITEM 3 IS TO BE COMPLETED BY: (2)
   o  BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS, AND
   o  BANKS WITH LESS THAN $300 MILLION IN TOTAL ASSETS THAT HAVE LOANS TO
      FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS
      (SCHEDULE RC-C, PART I, ITEM 3) EXCEEDING FIVE PERCENT OF TOTAL LOANS:
      LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO                ------------------------------------------
      FARMERS (INCLUDED IN SCHEDULE RI-B, PART I, ITEM 7, ABOVE ...............  4655             65     4665             0   M.3
                                                                                 ------------------------------------------

----------
(1) Include write-downs arising from transfers of loans to the held-for-sale account.
(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2000, Report of Condition.

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                                       -------------------
                                                                     Dollar Amounts in Thousands       RIAD   Bil/Mil/Thou
--------------------------------------------------------------------------------------------------------------------------
1. BALANCE MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000, REPORTS OF CONDITION                      -------------------
   AND INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF INCOME) ............................    B522        396,633  1
                                                                                                       -------------------
2. Recoveries (must equal or part I, item 9. column B above) ......................................    4605         52,556  2
                                                                                                       -------------------
3. LESS: Charge-offs (sum of part I, item 9, column A above and Schedule RI-E, item 6.a) ..........    C079        160,156  3
                                                                                                       -------------------
4. PROVISION FOR LOAN AND LEASE LOSSES (MUST EQUAL SCHEDULE RI, ITEM 4) ...........................    4230        174,600  4
                                                                                                       -------------------
5. Adjustments* (see instructions for this schedule) ..............................................    4815          3,057  5
                                                                                                       -------------------
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item 4.c) ....    3123        466,690  6
                                                                                                       -------------------

----------
* Include as a negative number write-downs arising from transfers of loans to the held-for-sale account. Describe all adjustments on Schedule RI-E--Explanations, item 6.

BANK ONE, NA                                                           FFIEC 041
-----------------------------------------------------                  RI-6
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                            8
                                                                       ---------

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                   --------------------
                                                                                                          Year-to-date
                                                                                                   --------------------
                                                                     Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   --------------------
1.  OTHER NONINTEREST INCOME (FROM SCHEDULE RI, ITEM 5.l)
    ITEMIZE AND DESCRIBE AMOUNTS THAT EXCEED 1% OF THE SUM OF SCHEDULE RI,
    ITEMS 1.h AND 5.m:

                 TEXT
           ----                                                                                    --------------------
       a.  C013  Income and fees from the printing and sale of checks............................  C013               0   1.a
           ----                                                                                    --------------------
       b.  C014  Earnings on/increase in value of cash surrender value of life insurance.........  C014          21,528   1.b
           ----                                                                                    --------------------
       c.  C016  Income and fees from automated teller machines (ATMs)...........................  C016               0   1.c
           ----                                                                                    --------------------
       d.  4042  Rent and other income from other real estate owned..............................  4042               0   1.d
           ----                                                                                    --------------------
       e.  C015  Safe deposit box rent...........................................................  C015               0   1.e
           ----                                                                                    --------------------
       f.  4461  Equity in unconsolidated subs...................................................  4461          80,411   1.f
           ----                                                                                    --------------------
       g.  4462  Interchange fees................................................................  4462          30,522   1.g
           ----                                                                                    --------------------
       h.  4463  Affiliate related income........................................................  4463          29,550   1.h
           ----                                                                                    --------------------
2.  OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.d): ITEMIZE AND DESCRIBE
    AMOUNTS THAT EXCEED 1% OF THE SUM OF SCHEDULE RI, ITEMS 1.h AND 5.m:
           ----                                                                                    --------------------
       a.  C017  Data processing expenses........................................................  C017          33,793   2.a
           ----                                                                                    --------------------
       b.  0497  Advertising and marketing expenses..............................................  0497          23,150   2.b
           ----                                                                                    --------------------
       c.  4136  Directors' fees.................................................................  4136               0   2.c
           ----                                                                                    --------------------
       d.  C018  Printing, stationery, and supplies..............................................  C018               0   2.d
           ----                                                                                    --------------------
       e.  8403  Postage.........................................................................  8403               0   2.e
           ----                                                                                    --------------------
       f.  4141  Legal fees and expenses.........................................................  4141               0   2.f
           ----                                                                                    --------------------
       g.  4146  FDIC deposit insurance assessments..............................................  4146               0   2.g
           ----                                                                                    --------------------
       h.  4464  Affiliate related expense.......................................................  4464          68,580   2.h
           ----                                                                                    --------------------
       i.  4467  Telecommunications expense......................................................  4467          49,311   2.i
           ----                                                                                    --------------------
       j.  4468  ................................................................................  4468               0   2.j
           ----                                                                                    --------------------
3.  Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
                 TEXT
           ----                                                                                    --------------------
    a.(1)  6373  Effect of adopting FAS 133, "Accounting for Derivative Instruments and
                 Hedging Activities".............................................................. 6373               0   3.a.1
           ----                                                                 ----------------   --------------------
      (2)  Applicable income tax effect........................................ 4486           0                          3.a.2
           ----                                                                 ----------------   --------------------
    b.(1)  4487                                                                                    4487               0   3.b.1
           ----                                                                 ----------------   --------------------
      (2)  Applicable income tax effect........................................ 4488           0                          3.b.2
           ----                                                                 ----------------   --------------------
    c.(1)  4489                                                                                    4489               0   3.c.1
           ----                                                                 ----------------   --------------------
      (2)  Applicable income tax effect........................................ 4491           0                          3.c.2
                                                                                ----------------   --------------------

BANK ONE, NA                                                           FFIEC 041
-----------------------------------------------------                  RI-7
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                            9
                                                                       ---------
SCHEDULE RI-E--CONTINUED

                                                                                                   --------------------
                                                                                                          Year-to-date
                                                                                                   --------------------
                                                                     Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------
4.  RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND CHANGES
    IN ACCOUNTING PRINCIPLES (from Schedule RI-A, item 2) (itemize and describe all restatements):
                 TEXT
           ----                                                                                    --------------------
       a.  B526................................................................................... B526               0   4.a
           ----                                                                                    --------------------
       b.  B527................................................................................... B527               0   4.b
           ----                                                                                    --------------------
5.  Other transactions with parent holding company (from Schedule RI-A, item 11)
    (itemize and describe all such transactions):
                 TEXT
           ----                                                                                    --------------------
       a.  4498  Capital infusion from parent..................................................... 4498           7,381   5.a
           ----                                                                                    --------------------
       b.  4499................................................................................... 4499               0   5.b
           ----                                                                                    --------------------
6.  ADJUSTMENTS TO ALLOWANCE FOR LOAN AND LEASE LOSSES
    (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
                 TEXT
           ----                                                                                    --------------------
       a.  5523  Write-downs arising from transfers of loans to the held-for-sale account......... 5523               0   6.a
           ----                                                                                    --------------------
       b.  4522  Transfer from affiliate.......................................................... 4522           3,057   6.b
           ----                                                                                    --------------------
7.  Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
                                                                            RIAD
                                                                            -------------
    X = NO COMMENT - Y = COMMENT........................................... 4769     X
                                                                            -------------
    Other explanations (please type or print clearly):
                 TEXT (70 CHARACTERS PER LINE)
           ----
           4769
           ---------------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------

BANK ONE, NA                                                          FFIEC 041
-----------------------------------------------------                 RC-1
Legal Title of Bank
                                                                      ----------
COLUMBUS                                                                  10
-----------------------------------------------------                 ----------
City

OH                                          43271
-----------------------------------------------------
State                                     Zip Code

Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST
FDIC Certificate Number - 06559
CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                   --------------------
                                                                                                          Year-to-date
                                                                                                   --------------------
                                                                     Dollar Amounts in Thousands   RIAD   Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
                                                                                                   --------------------
    a. Noninterest-bearing balances and currency and coin (1)..................................... 0081       2,117,162   1.a
                                                                                                   --------------------
    b. Interest-bearing balances (2).............................................................. 0071           8,938   1.b
                                                                                                   --------------------
2.  Securities:
                                                                                                   --------------------
    a. Held-to-maturity securities (from Schedule RC-B, column A)................................. 1754               0   2.a
                                                                                                   --------------------
    b. Available-for-sale securities (from Schedule RC-B, column D)............................... 1773       3,887,290   2.b
                                                                                                   --------------------
3.  Federal funds sold and securities purchased under agreements to resell........................ 1350       1,860,044   3
                                                                                                   --------------------
4.  Loans and lease financing receivables (from Schedule RC-C):
                                                                                                   --------------------
    a. LOANS AND LEASES HELD FOR SALE............................................................. 5369         781,928   4.a
                                                                              ------------------   --------------------
    b. LOANS AND LEASES, NET OF UNEARNED INCOME.............................. B528    29,751,071                          4.b
                                                                              ------------------   --------------------
    c. LESS: Allowance for loan and lease losses............................. 3123       466,690                          4.c
                                                                              ------------------   --------------------
    d. LOANS AND LEASES, NET OF UNEARNED INCOME AND
       ALLOWANCE (ITEM 4.b MINUS 4.c)............................................................. B529      29,284,381   4.d
                                                                                                   --------------------
5.  Trading assets (from Schedule RC-D)........................................................... 3545          44,255   5
                                                                                                   --------------------
6.  Premises and fixed assets (including capitalized leases)...................................... 2145         299,092   6
                                                                                                   --------------------
7.  Other real estate owned (from Schedule RC-M).................................................. 2150          22,630   7
                                                                                                   --------------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...... 2130         531,310   8
                                                                                                   --------------------
9.  Customers' liability to this bank on acceptances outstanding.................................. 2155               0   9
                                                                                                   --------------------
10. Intangible assets:
                                                                                                   --------------------
    a. GOODWILL................................................................................... 3163          57,031   10.a
                                                                                                   --------------------
    b. OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M)............................................... 0426          12,636   10.b
                                                                                                   --------------------
11. Other assets (from Schedule RC-F)............................................................. 2160       2,337,553   11
                                                                                                   --------------------
12. Total assets (sum of items 1 through 11)...................................................... 2170      41,244,250   12
                                                                                                   --------------------

----------
(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held for trading.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-2
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            11
                                                                       ---------

SCHEDULE RC--CONTINUED

                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                   RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E..................  2200    16,517,151  13.a
       (1) Noninterest-bearing (1) ..........................................  6631     6,261,608                      13.a.1
       (2) Interest-bearing .................................................  6636    10,255,543                      13.a.2
    b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase ..................  2800     5,364,612  14
15. Trading liabilities (from Schedule RC-D) ....................................................  3548        53,900  15
16. OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS
    UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M): .............................................  3190    13,225,259  16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ....................................  2920             0  18
19. Subordinated notes and debentures (2) .......................................................  3200     1,460,000  19
20. Other liabilities (from Schedule RC-G) ......................................................  2930     1,567,443  20
21. Total liabilities (sum of items 13 through 20) ..............................................  2948    38,188,365  21
22. MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ..............................................  3000       300,258  22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ...............................................  3838             0  23
24. Common stock ................................................................................  3230       127,044  24
25. Surplus (exclude all surplus related to preferred stock) ....................................  3839     1,844,558  25
26. a. Retained earnings ........................................................................  3632       803,236  26.a
    B. ACCUMULATED OTHER COMPREHENSIVE INCOME (3) ...............................................  B530       (19,211) 26.b
27. OTHER EQUITY CAPITAL COMPONENTS (4) .........................................................  A130             0  27
28. Total equity capital (sum of items 23 through 27) ...........................................  3210     2,755,627  28
29. Total liabilities, minority interest, and equity capital (sum of items 21,
    22, and 28) .................................................................................  3300    41,244,250  29

Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the box at the right the number of the statement below that best
   describes the most comprehensive level of auditing work performed for the                       RCON      Number
   bank by independent external auditors as of any date during 2000 .............................  6724           N/A     M. 1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3  =  ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE EFFECTIVENESS OF THE
      BANK'S INTERNAL CONTROL OVER FINANCIAL REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5  =  Directors' examination of the bank performed by other external auditors
      (may be required by state chartering authority)
6  =  Review of the bank's financial statements by external auditors
7  =  Compilation of the bank's financial statements by external auditors
8  =  Other audit procedures (excluding tax preparation work)
9  =  No external audit work

--------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)   Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(4)   Includes treasury stock and unearned Employee Stock Ownership Plan shares.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-3
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                            12
                                                                       ---------

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

SCHEDULE RC-A IS TO BE COMPLETED ONLY BY BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS.
Exclude assets held for trading.

                                                                      Dollar Amounts in Thousands  RCON  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:
   a. Cash items in process of collection and unposted debits ...................................  0020     1,334,135  1.a
   b. Currency and coin .........................................................................  0080       148,914  1.b
2. Balances due from depository institutions in the U.S.:
   a. U.S. branches and agencies of foreign banks ...............................................  0083             0  2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. ...............................................................................  0085       558,808  2.b
3. Balances due from banks in foreign countries and foreign central banks:
   a. Foreign branches of other U.S. banks ......................................................  0073             0  3.a
   b. Other banks in foreign countries and foreign central banks ................................  0074             0  3.b
4. Balances due from Federal Reserve Banks ......................................................  0090        84,243  4
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a
   and 1.b) .....................................................................................  0010     2,126,100  5

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                              ---------------------------------------------------------------------------------
                                                         Held-to-maturity                         Available-for-sale
                                              ---------------------------------------------------------------------------------
                                                     (Column A)           (Column B)           (Column C)           (Column D)
                                                  Amortized Cost          Fair Value        Amortized Cost          Fair Value
                                              ---------------------------------------------------------------------------------
                 Dollar Amounts in Thousands  RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities ................. 0211             0   0213             0   1286       117,629   1287       113,048  1
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):
   a. Issued by U.S. Government agencies (1)  1289             0   1290             0   1291         2,087   1293         2,114  2.a
   b. Issued by U.S. Government-sponsored
      agencies (2) .......................... 1294             0   1295             0   1297       551,732   1298       552,860  2.b
3. SECURITIES ISSUED BY STATES AND
   POLITICAL SUBDIVISIONS IN THE U.S. ....... 8496             0   8497             0   8498       157,869   8499       159,974  3

--------
(1) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-4
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                            13
                                                                       ---------

SCHEDULE RC-B--CONTINUED

                                              -----------------------------------------
                                                          Held-to-maturity
                                              -----------------------------------------
                                                     (Column A)           (Column B)
                                                  Amortized Cost          Fair Value
                                              -----------------------------------------
                 Dollar Amounts in Thousands  RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA ................ 1698             0   1699             0
      (2) Issued by FNMA and FHLMC .......... 1703             0   1705             0
      (3) Other pass-through securities ..... 1709             0   1710             0
   b. Other mortgage-backed securities
      (include CMOs, REMICs and stripped
      MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA .................... 1714             0   1715             0
      (2) Collateralized by MBS issued or
          guaranteed by FNMA, FHLMC, or GNMA  1718             0   1719             0
      (3) All other mortgage-backed
          securities ........................ 1733             0   1734             0
5. ASSET-BACKED SECURITIES (ABS):
   A. CREDIT CARD RECEIVABLES ............... B838             0   B839             0
   B. HOME EQUITY LINES ..................... B842             0   B843             0
   C. AUTOMOBILE LOANS ...................... B846             0   B847             0
   D. OTHER CONSUMER LOANS .................. B850             0   B851             0
   E. COMMERCIAL AND INDUSTRIAL LOANS ....... B854             0   B855             0
   F. OTHER ................................. B858             0   B859             0
6. Other debt securities:
   A. OTHER DOMESTIC DEBT SECURITIES ........ 1737             0   1738             0
   B. FOREIGN DEBT SECURITIES ............... 1742             0   1743             0
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values (1) .....
8. Total (sum of items 1 through 7) (total
   of Column A must equal Schedule RC, item
   2.a) (total of column D must equal
   Schedule RC, item 2.b) ................... 1754             0   1771             0

                                              ---------------------------------------
                                                        Available-for-sale
                                              ---------------------------------------
                                                     (Column C)           (Column D)
                                                  Amortized Cost          Fair Value
                                              ---------------------------------------
                 Dollar Amounts in Thousands  RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
-------------------------------------------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA ................ 1701        76,716   1702        75,843  4.a.1
      (2) Issued by FNMA and FHLMC .......... 1706        87,917   1707        89,533  4.a.2
      (3) Other pass-through securities ..... 1711             0   1713             0  4.a.3
   b. Other mortgage-backed securities
      (include CMOs, REMICs and stripped
      MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA .................... 1716         2,604   1717         2,604  4.b.1
      (2) Collateralized by MBS issued or
          guaranteed by FNMA, FHLMC, or GNMA  1731             0   1732             0  4.b.2
      (3) All other mortgage-backed
          securities ........................ 1735             0   1736             0  4.b.3
5. ASSET-BACKED SECURITIES (ABS):
   A. CREDIT CARD RECEIVABLES ............... B840     2,560,470   B841     2,574,478  5.a
   B. HOME EQUITY LINES ..................... B844        61,650   B845        61,650  5.b
   C. AUTOMOBILE LOANS ...................... B848           903   B849           929  5.c
   D. OTHER CONSUMER LOANS .................. B852             0   B853             0  5.d
   E. COMMERCIAL AND INDUSTRIAL LOANS ....... B856             0   B857             0  5.e
   F. OTHER ................................. B860             0   B861             0  5.f
6. Other debt securities:
   A. OTHER DOMESTIC DEBT SECURITIES ........ 1739        52,490   1741        52,521  6.a
   B. FOREIGN DEBT SECURITIES ............... 1744           750   1746           750  6.b
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values (1) ..... A510       200,986   A511       200,986  7
8. Total (sum of items 1 through 7) (total
   of Column A must equal Schedule RC item
   2.a) (total of column D must equal
   Schedule RC, item 2.b) ................... 1772     3,873,803   1773     3,887,290  8

--------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-5
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                            14
                                                                       ---------

SCHEDULE RC-B--CONTINUED

                                                                                                   ------------------
Memoranda                                                             Dollar Amounts in Thousands  RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Pledged securities (1) .......................................................................  0416       756,286  M.1
2. Maturity and repricing data for DEBT securities (1,2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity OR NEXT REPRICING DATE OF: (3,4)
      (1) Three months or less ..................................................................  A549     2,746,626  M.2.a.1
      (2) Over three months through 12 months ...................................................  A550       160,690  M.2.a.2
      (3) Over one year through three years .....................................................  A551       351,661  M.2.a.3
      (4) Over three years through five years ...................................................  A552        55,429  M.2.a.4
      (5) Over five years through 15 years ......................................................  A553       107,052  M.2.a.5
      (6) Over 15 years .........................................................................  A554        96,866  M.2.a.6
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity OR NEXT REPRICING
      DATE OF: (3,5)
      (1) Three months or less ..................................................................  A555             0  M.2.b.1
      (2) Over three months through 12 months ...................................................  A556             0  M.2.b.2
      (3) Over one year through three years .....................................................  A557            42  M.2.b.3
      (4) Over three years through five years ...................................................  A558           121  M.2.b.4
      (5) Over five years through 15 years ......................................................  A559        16,425  M.2.b.5
      (6) Over 15 years .........................................................................  A560       148,788  M.2.b.6
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities) with an expected average life of: (6)
      (1) Three years or less ...................................................................  A561         2,604  M.2.c.1
      (2) Over three years ......................................................................  A562             0  M.2.c.2
   d. Debt securities with a REMAINING MATURITY of one year or less (included in
      Memorandum items 2.a through 2.c above) ...................................................  A248       470,718  M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer) ......................................  1778             0  M.3
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost ............................................................................  8782             0  M.4.a
   b. Fair value ................................................................................  8783             0  M.4.b

--------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-6
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                            15
                                                                       ---------

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) other loans and leases, net of unearned income. REPORT LOANS AND LEASES NET OF ANY APPLICABLE ALLOCATED TRANSFER RISK RESERVE. Exclude assets held for trading and commercial paper.

                                                                                 ---------------------------------------
                                                                                      (Column A)            (Column B)
                                                                                         To Be
                                                                                       Completed                 To Be
                                                                                     by Banks with             Completed
                                                                                     $300 Million               by All
                                                                                      or More in                 Banks
                                                                                   Total Assets (1)
                                                                                 ---------------------------------------
                                                     Dollar Amounts in Thousands RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:
    A. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS ...................                       1415       669,702  1.a
    b. Secured by farmland (including farm residential and other improvements)                        1420        25,396  1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit ......................                       1797     3,927,462  1.c.1
       (2) Closed-end loans secured by 1-4 family residential properties:
           (a) Secured by first liens .........................................                       5367     5,560,306  1.c.2.a
           (b) Secured by junior liens ........................................                       5368     5,576,321  1.c.2.b
    d. Secured by multifamily (5 or more) residential properties ..............                       1460       123,246  1.d
    e. Secured by nonfarm nonresidential properties ...........................                       1480     1,835,249  1.e
 2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER BANKS ..........                        1288           806  2
    a. To commercial banks in the U.S.:
       (1) To U.S. branches and agencies of foreign banks .....................  B532             0                       2.a.1
       (2) To other commercial banks in the U.S. ..............................  B533           806                       2.a.2
    b. To other depository institutions in the U.S. ...........................  B534             0                       2.b
    c. To banks in foreign countries:
       (1) To foreign branches of other U.S. banks ............................  B536             0                       2.c.1
       (2) To other banks in foreign countries ................................  B537             0                       2.c.2
 3. Loans to finance agricultural production and other loans to farmers .......                       1590        48,528  3
 4. Commercial and industrial loans ...........................................                       1766     3,548,728  4
    a. To U.S. addressees (domicile) ..........................................  1763     3,548,019                       4.a
    b. To non-U.S. addressees (domicile) ......................................  1764           709                       4.b
 5. Not applicable
 6. Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper):
    A. CREDIT CARDS ...........................................................                       B538       900,737  6.a
    B. OTHER REVOLVING CREDIT PLANS ...........................................                       B539        63,406  6.b
    c. Other consumer loans (includes single payment, installment, and all
       student loans) .........................................................                       2011     4,756,585  6.c
 7. LOANS TO FOREIGN GOVERNMENT AND OFFICIAL INSTITUTIONS (INCLUDING FOREIGN
    CENTRAL BANKS) ............................................................                       2081             0  7
 8. Obligations (other than securities and leases) of states and political
    subdivisions in the U.S. ..................................................                       2107       347,408  8
 9. Other loans ...............................................................                       1563       705,073  9
    a. Loans for purchasing or carrying securities (secured and unsecured) ....  1545        14,799                       9.a
    b. All other loans (exclude consumer loans) ...............................  1564       690,274                       9.b
10. Lease financing receivables (net of unearned income) ......................                       2165     2,444,046  10
    a. Of U.S. addressees (domicile) ..........................................  2182     2,444,046                       10.a
    b. Of non-U.S. addressees (domicile) ......................................  2183             0                       10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above ...........                       2123             0  11
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b) .........                       2122    30,532,999  12

--------

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2000, Report of Condition.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-7
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                            16
                                                                       ---------

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED

                                                                                                   ------------------
Memoranda                                            Dollar Amounts in Thousands                   RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS
   (INCLUDED IN SCHEDULE RC-C, PART I, AND NOT REPORTED AS PAST DUE OR
   NONACCRUAL IN SCHEDULE RC-N, MEMORANDUM ITEM 1) (EXCLUDE LOANS SECURED BY 1-4
   FAMILY RESIDENTIAL PROPERTIES AND LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY,
   AND OTHER PERSONAL EXPENDITURES) .............................................................  1616             0  M.1
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above)
      with a remaining maturity OR NEXT REPRICING DATE OF: (1,2)
      (1) Three months or less ..................................................................  A564       288,707  M.2.a.1
      (2) Over three months through 12 months ...................................................  A565       185,816  M.2.a.2
      (3) Over one year through three years .....................................................  A566       174,482  M.2.a.3
      (4) Over three years through five years ...................................................  A567       388,222  M.2.a.4
      (5) Over five years through 15 years ......................................................  A568     2,598,299  M.2.a.5
      (6) Over 15 years .........................................................................  A569     1,736,876  M.2.a.6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column B, above) EXCLUDING closed-end loans secured by first liens on
      1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity OR NEXT
      REPRICING DATE OF: (1,3)
      (1) Three months or less ..................................................................  A570     9,593,906  M.2.b.1
      (2) Over three months through 12 months ...................................................  A571     1,068,431  M.2.b.2
      (3) Over one year through three years .....................................................  A572     2,600,239  M.2.b.3
      (4) Over three years through five years ...................................................  A573     3,548,873  M.2.b.4
      (5) Over five years through 15 years ......................................................  A574     4,714,108  M.2.b.5
      (6) Over 15 years .........................................................................  A575     3,210,757  M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding
      those in nonaccrual status) ...............................................................  A247     3,113,030  M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE) included in Schedule RC-C, part I,
   items 4 and 9, column B (4) ..................................................................  2746       163,786  M.3
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),
   column B) ....................................................................................  5370       746,040  M.4
5. TO BE COMPLETED BY BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS: (5)
   LOANS SECURED BY REAL ESTATE TO NON-U.S. ADDRESSES (DOMICILE) (INCLUDED IN
   SCHEDULE RC-C, PART I, ITEM 1, COLUMN B) .....................................................  B837             0  M.5

--------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum or items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4)   Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.
(5) The $300 million asset size test is generally based on the total assets reported on the June 30, 2000, Report of Condition.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-7a
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                            16a
                                                                       ---------

SCHEDULE RC-C--CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank's "Commercial and
   industrial loans" reported in Schedule RC-C, part I, item 4, (1) have                             ----------------------
   original amounts of $100,000 or less (If your bank has no loans outstanding                        RCON     YES/NO
   in BOTH of these two loan categories, place an "X" in the box marked "NO.")                        6999       NO       1
                                                                                                     ----------------------
If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO, and your bank has loans outstanding in either loan category, skip items
2.a and 2.b, complete items 3 and 4 below, and go to item 5.

If NO and your bank has no loans outstanding in both loan categories, skip items
2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the
   following Schedule RC-C, part I, loan categories:                             ------------------
   a. "Loans secured by nonfarm nonresidential properties" reported in Schedule         Number
      RC-C, part I, item 1.e (Note: Item 1.e divided by the number of loans      RCON  of Loans
      should NOT exceed $100,000.) ............................................  5562           N/A                       2.a
   b. "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4. (1) (Note: Item 4, (1) divided by the number of loans should NOT
      exceed $100,000.) .......................................................  5563           N/A                       2.b
                                                                                 ------------------
                                                                                 ---------------------------------------
                                                                                      (Column A)            (Column B)
                                                                                        Number                Amount
                                                                                       of Loans              Currently
                                                     Dollar Amounts in Thousands                            Outstanding
------------------------------------------------------------------------------------------------------------------------
                                                                                 RCON                 RCON  Bil|Mil|Thou
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e):
   a. With original amounts of $100,000 or less ...............................  5564         2,133   5565        98,560  3.a
   b. With original amounts of more than $100,000 through $250,000 ............  5566         1,902   5567       251,546  3.b
   c. With original amounts of more than $250,000 through $1,000,000 ..........  5568         1,691   5569       670,436  3.c
4. Number and amount currently outstanding of "Commercial and industrial loans"
   reported in Schedule RC-C, part I, item 4 (1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4 (1)):
   a. With original amounts of $100,000 or less ...............................  5570        40,711   5571       872,930  4.a
   b. With original amounts of more than $100,000 through $250,000 ............  5572         3,634   5573       409,987  4.b
   c. With original amounts of more than $250,000 through $1,000,000 ..........  5574         1,597   5575       459,253  4.c

--------

(1) Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, part I item 4.a, column A, "Commercial and industrial loans to U.S. addressees.

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RC-7b
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                          16b
                                                                       ---------

SCHEDULE RC-C--CONTINUED

PART II. CONTINUED

AGRICULTURAL LOANS TO SMALL FARMS
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland
   (including farm residential and other improvements)" reported in Schedule
   RC-C, part I, item 1.b, and all or substantially all of the dollar volume
   of your bank's "Loans to finance agricultural production and other loans                           -----------------------
   to farmers" reported in Schedule RC-C, part I, item 3, have original                                RCON  YES / NO
   amounts of $100,000 or less (If your bank has no loans outstanding in BOTH                         -----------------------
   of these two loan categories, place an "X" in the box marked "NO.") ............................... 6860     NO           5
                                                                                                      -----------------------

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

                                                                                   -----------------
                                                                                    Number of Loans
                                                                                   -----------------
6. Report the total number of loans currently outstanding for each of the           RCON
   following Schedule RC-C, part I, loan categories:                               -----------------
      a. "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, (Note: Item
         1.b divided by the number of loans should NOT exceed $100,000.) .......... 5576         N/A                         6.a
                                                                                   -----------------
      b. "Loans to finance agricultural production and other loans to farmers"
         reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the    -----------------
         number of loans should NOT exceed $100,000.) ............................. 5577         N/A                         6.b
                                                                                   -----------------

                                                                                   ------------------------------------------
                                                        Dollar Amounts in Thousands   (Column A)            (Column B)
----------------------------------------------------------------------------------                            Amount
7. Number and amount currently outstanding of "Loans secured by farmland                 Number              Currently
   (including farm residential and other improvements)" reported in Schedule            of Loans            Outstanding
   RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or       ------------------------------------------
   equal to Schedule RC-C, part I, item 1.b):                                      RCON                RCON    Bil Mil Thou
                                                                                   ------------------------------------------
      a. With original amounts of $100,000 or less ............................... 5578            91  5579            3,549 7.a
                                                                                   ------------------------------------------
      b. With original amounts of more than $100,000 through $250,000 ............ 5580            58  5581            8,007 7.b
                                                                                   ------------------------------------------
      c. With original amounts of more than $250,000 through $500,000 ............ 5582            21  5583            5,667 7.c
                                                                                   ------------------------------------------
8.    Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to
      Schedule RC-C, part I, item 3):
                                                                                   ------------------------------------------
      a. With original amounts of $100,000 or less ............................... 5584           299  5585           10,338 8.a
                                                                                   ------------------------------------------
      b. With original amounts of more than $100,000 through $250,000 ............ 5586           108  5587           12,350 8.b
                                                                                   ------------------------------------------
      c. With original amounts of more than $250,000 through $500,000 ............ 5588            42  5589           10,451 8.c
                                                                                   ------------------------------------------

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RC-8
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           17
                                                                       ---------

SCHEDULE RC-D -- TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR.

                                                                                                      ----------------------
                                                                           Dollar Amounts in Thousands RCON    Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                                      ----------------------
1. U.S. Treasury securities.........................................................................   3531                0 1
                                                                                                      ----------------------

2. U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDE MORTGAGE-BACKED SECURITIES)..........................   3532                0 2
                                                                                                      ----------------------
3. Securities issued by states and political subdivisions in the U.S................................   3533                  3
                                                                                                      ----------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA..........................   3534                0 4.a
                                                                                                      ----------------------
   b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
      GNMA (include CMOs, REMICs, and stripped MBS).................................................   3535                0 4.b
                                                                                                      ----------------------
   c. All other mortgage-backed securities..........................................................   3536                0 4.c
                                                                                                      ----------------------
5. Other debt securities............................................................................   3537                0 5
                                                                                                      ----------------------
6.-8. Not applicable................................................................................
                                                                                                      ----------------------
9. Other trading assets.............................................................................   3541                0 9
                                                                                                      ----------------------
10. Not applicable..................................................................................

11. Revaluation gains on interest rate, foreign exchange rate, and other                              ----------------------
    commodity and equity contracts..................................................................   3543           44,255 11
                                                                                                      ----------------------
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
    item 5).........................................................................................   3545           44,255 12
                                                                                                      ----------------------

                                                                                                      ----------------------
LIABILITIES                                                                                            RCON    Bil  Mil  Thou
                                                                                                      ----------------------
13. Liability for short positions...................................................................   3546                0 13
                                                                                                      ----------------------

14. Revaluation losses on interest rate, foreign exchange rate, and other                             ----------------------
    commodity and equity contracts..................................................................   3547           53,900 14
                                                                                                      ----------------------
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,
    item 15)........................................................................................   3548           53,900 15
                                                                                                      ----------------------

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RC-9
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           18
                                                                       ---------

SCHEDULE RC-E--DEPOSIT LIABILITIES

                                                        ---------------------------------------------------------------------
                                                                                                               Nontransaction
                                                                      Transaction Accounts                        Accounts
                                                        ---------------------------------------------------------------------
                                                                 (Column A)              (Column B)              (Column C)
                                                                    Total                MEMO: TOTAL                Total
                                                                transaction                DEMAND              nontransaction
                                                                  accounts                DEPOSITS                accounts
                             Dollar Amounts in Thousands      (including total          (INCLUDED IN             (including
--------------------------------------------------------      demand deposits)            COLUMN A)                MMDAs)
                                                        ---------------------------------------------------------------------
                                                         RCON   Bil Mil Thou     RCON   Bil Mil Thou     RCON   Bil Mil Thou
Deposits of:                                            ---------------------------------------------------------------------
1. Individuals, partnerships, and corporations          -----------------------                         ---------------------
   (INCLUDE ALL CERTIFIED AND OFFICIAL CHECKS) ......... B549        3,713,784                           B550     11,082,761 1
                                                        -----------------------                         ---------------------
2. U.S. Government ..................................... 2202           17,758                           2520              0 2
                                                        -----------------------                         ---------------------
3. States and political subdivisions in the U.S. ....... 2203           72,884                           2530        173,198 3
                                                        -----------------------                         ---------------------
4. COMMERCIAL BANKS AND OTHER DEPOSITORY                -----------------------                         ---------------------
   INSTITUTIONS IN THE U.S. ............................ B551        1,456,619                           B552              0 4
                                                        -----------------------                         ---------------------
5. BANKS IN FOREIGN COUNTRIES .......................... 2213              147                           2236              0 5
                                                        -----------------------                         ---------------------
6. FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS        -----------------------                         ---------------------
   (INCLUDING FOREIGN CENTRAL BANKS) ................... 2216                0                           2377              0 6
                                                        -----------------------                         ---------------------
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,              ---------------------------------------------------------------------
   item 13.a) .......................................... 2215        5,261,192   2210        5,141,070   2385     11,255,959 7
                                                        ---------------------------------------------------------------------

Memoranda
                                                                                                        ---------------------
                                                                             Dollar Amounts in Thousands RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
                                                                                                        ---------------------
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............................   6835        603,663 M.1.a
                                                                                                        ---------------------
   b. Total brokered deposits.........................................................................   2365              0 M.1.b
                                                                                                        ---------------------
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
                                                                                                        ---------------------
      (1) Issued in denominations of less than $100,000...............................................   2343              0 M.1.c.1
                                                                                                        ---------------------
      (2) Issued either in denominations of $100,000 or in denominations greater
          than $100,000 and participated out by the broker in shares of $100,000                        ---------------------
          or less.....................................................................................   2344              0 M.1.c.2
                                                                                                        ---------------------
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a
          remaining maturity of one year or less (included in Memorandum item                           ---------------------
          1.c.(1) above)..............................................................................   A243              0 M.1.d.1
                                                                                                        ---------------------
      (2) Brokered deposits issued in denominations of $100,000 or more with
          a remaining maturity of one year or less (included in Memorandum item 1.b                     ---------------------
          above)......................................................................................   A244              0 M.1.d.2
                                                                                                        ---------------------
   e. Preferred deposits (uninsured deposits of states and political subdivisions
      in the U.S. reported in item 3 above which are secured or collateralized as                       ---------------------
      required under state law) (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)........................   5590            N/A M.1.e.
                                                                                                        ---------------------
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
   a. Savings deposits:
                                                                                                        ---------------------
      (1) Money market deposit accounts (MMDAs).,.....................................................   6810      6,277,220 M.2.a.1
                                                                                                        ---------------------
      (2) Other savings deposits (excludes MMDAs).....................................................   0352      1,236,284 M.2.a.2
                                                                                                        ---------------------
   b. Total time deposits of less than $100,000.......................................................   6648      3,091,567 M.2.b
                                                                                                        ---------------------
   c. Total time deposits of $100,000 or more.........................................................   2604        650,888 M.2.c
                                                                                                        ---------------------

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RC-10
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           19
                                                                       ---------

SCHEDULE RC-E--CONTINUED

Memoranda (continued)

                                                                                                        ---------------------
                                                                             Dollar Amounts in Thousands RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or NEXT
      REPRICING DATE OF: (1, 2)
                                                                                                        ---------------------
      (1) Three months or less ......................................................................... A579        834,340 M.3.a.1
                                                                                                        ---------------------
      (2) Over three months through 12 months .......................................................... A580      1,192,625 M.3.a.2
                                                                                                        ---------------------
      (3) Over one year through three years ............................................................ A581        930,238 M.3.a.3
                                                                                                        ---------------------
      (4) Over three years ............................................................................. A582        134,364 M.3.a.4
                                                                                                        ---------------------
   b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year
      or less (included in Memorandum items 3.a.(1) through 3.a.(4) above) (3) ......................... A241      2,029,965 M.3.b
                                                                                                        ---------------------
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or NEXT
      REPRICING DATE OF: (1, 4)
                                                                                                        ---------------------
      (1) Three months or less ......................................................................... A584        234,086 M.4.a.1
                                                                                                        ---------------------
      (2) Over three months through 12 months .......................................................... A585        247,142 M.4.a.2
                                                                                                        ---------------------
      (3) Over one year through three years ............................................................ A586        137,147 M.4.a.3
                                                                                                        ---------------------
      (4) Over three years ............................................................................. A587         32,513 M.4.a.4
                                                                                                        ---------------------
   b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or                           ---------------------
      less (included in Memorandum items 4.a.(1) through 4.a.(4) above) (3) ............................ A242        481,228 M.4.b
                                                                                                        ---------------------

----------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RC-11
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           20
                                                                       ---------

SCHEDULE RC-F--OTHER ASSETS

                                                                                                        ---------------------
                                                                             Dollar Amounts in Thousands RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. ACCRUED INTEREST RECEIVABLE (1) ..................................................................... B556        199,486 1
                                                                                                        ---------------------
2. Net deferred tax assets (2) ......................................................................... 2148              0 2
                                                                                                        ---------------------
3. Interest-only strips receivable (not in the form of a security) (3) on:
                                                                                                        ---------------------
   a. Mortgage loans ................................................................................... A519              0 3.a
                                                                                                        ---------------------
   b. Other financial assets ........................................................................... A520         11,472 3.b
                                                                                                        ---------------------
4. EQUITY SECURITIES THAT DO NOT HAVE READILY DETERMINABLE FAIR VALUES (4) ............................. 1752         59,148 4
                                                                                                        ---------------------
5. Other (itemize and describe amounts greater than $25,000 that exceed 25% of
   this item) .......................................................................................... 2168      2,067,447 5
                                                                                                        ---------------------
              TEXT
      ------                                                                       ---------------------
   a.  2166   Prepaid expenses .................................................... 2166               0                     5.a
      ------                                                                       ---------------------
   b.  C009   Cash surrender value of life insurance .............................. C009         761,743                     5.b
      ------                                                                       ---------------------
   c.  1578   Repossessed personal property (including vehicles) .................. 1578               0                     5.c
      ------                                                                       ---------------------
   d.  C010   Derivatives with a positive fair value held for purposes other
              than trading ........................................................ C010               0                     5.d
      ------                                                                       ---------------------
   e.  3549   Accounts Receivables ................................................ 3549         986,876                     5.e
      ------                                                                       ---------------------
   f.  3550 ....................................................................... 3550               0                     5.f
      ------                                                                       ---------------------
   g.  3551 ....................................................................... 3551               0                     5.g
      ------                                                                       ------------------------------------------
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11) .................................. 2160     2,337,553  6
                                                                                                        ---------------------

SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                        ---------------------
                                                                             Dollar Amounts in Thousands RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits (5) ...................................................... 3645         82,539 1.a
                                                                                                        ---------------------
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ........................ 3646        544,892 1.b
                                                                                                        ---------------------
2. Net deferred tax liabilities (2) .................................................................... 3049        240,829 2
                                                                                                        ---------------------
3. ALLOWANCE FOR CREDIT LOSSES ON OFF-BALANCE SHEET CREDIT EXPOSURES ................................... B557              0 3
                                                                                                        ---------------------
4. Other (itemize and describe amounts greater than $25,000 that exceed 25% of
   this item) .......................................................................................... 2938        699,183 4
                                                                                                        ---------------------
              TEXT                                                                  RCON
      ------                                                                       ---------------------
   a.  3066   Accounts payable .................................................... 3066         466,425                     4.a
      ------                                                                       ---------------------
   b.  C011   Deferred compensation liabilities ................................... C011               0                     4.b
      ------                                                                       ---------------------
   c.  2932   Dividends declared but not yet payable .............................. 2932               0                     4.c
      ------                                                                       ---------------------
   d.  C012   Derivatives with a negative fair value held for purposes other
              than trading ........................................................ C012               0                     4.d
      ------                                                                       ---------------------
   e.  3552 ....................................................................... 3552               0                     4.e
      ------                                                                       ---------------------
   f.  3553 ....................................................................... 3553               0                     4.f
      ------                                                                       ---------------------
   g.  3554 ....................................................................... 3554               0                     4.g
      ------                                                                       ------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) .................................. 2930      1,567,443 5
                                                                                                        ---------------------

----------
(1) Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.
(5)   For savings banks, include "dividends" accrued and unpaid on deposits.

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RC-12
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           21
                                                                       ---------

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                                                        ---------------------
                                                                             Dollar Amounts in Thousands RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                                        ---------------------
1. Interest-bearing balances due from depository institutions .......................................... 3381        8,475   1
                                                                                                        ---------------------
2. U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS (2)
   (EXCLUDING MORTGAGE-BACKED SECURITIES) .............................................................. B558    1,408,973   2
                                                                                                        ---------------------
3. MORTGAGE-BACKED SECURITIES (2) ...................................................................... B559      135,611   3
                                                                                                        ---------------------

4. ALL OTHER SECURITIES (2, 3) (INCLUDES SECURITIES ISSUED BY STATES AND                                ---------------------
   POLITICAL SUBDIVISIONS IN THE U.S.) ................................................................. B560    2,986,218   4
                                                                                                        ---------------------
5. Federal funds sold and securities purchased under agreements to resell .............................. 3365    1,155,097   5
                                                                                                        ---------------------
6. Loans:
                                                                                                        ---------------------
   a. Total loans ...................................................................................... 3360   27,624,984   6.a
                                                                                                        ---------------------
   THE FOLLOWING FOUR LOAN ITEMS ARE TO BE COMPLETED BY BANKS WITH $25 MILLION
   OR MORE IN TOTAL ASSETS: (4)
                                                                                                        ---------------------
   b. LOANS SECURED BY REAL ESTATE ..................................................................... 3385   17,080,787   6.b
                                                                                                        ---------------------
   c. COMMERCIAL AND INDUSTRIAL LOANS .................................................................. 3387    3,299,832   6.c
                                                                                                        ---------------------
   d. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL EXPENDITURES:
                                                                                                        ---------------------
      (1) CREDIT CARDS ................................................................................. B561      907,405   6.d.1
                                                                                                        ---------------------

      (2) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS, AND                           ---------------------
          REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS) .............................................. B562    4,871,801   6.d.2
                                                                                                        ---------------------
7. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS: (4)
                                                                                                        ---------------------
   Trading assets ...................................................................................... 3401       43,072   7
                                                                                                        ---------------------
8. Lease financing receivables (net of unearned income) ................................................ 3484    2,456,116   8
                                                                                                        ---------------------
9. Total assets (5) .................................................................................... 3368   40,176,658   9
                                                                                                        ---------------------
LIABILITIES

10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and                              ---------------------
    telephone and preauthorized transfer accounts) (exclude demand deposits) ........................... 3485      135,717   10
                                                                                                        ---------------------
11. Nontransaction accounts:
                                                                                                        ---------------------
    a. SAVINGS DEPOSITS (INCLUDES MMDAs) ............................................................... B563    7,337,982   11.a
                                                                                                        ---------------------
    b. Time deposits of $100,000 or more ............................................................... A514      761,790   11.b
                                                                                                        ---------------------
    c. Time deposits of less than $100,000 ............................................................. A529    3,116,710   11.c
                                                                                                        ---------------------
12. Federal funds purchased and securities sold under agreements to repurchase ......................... 3353    6,578,911   12
                                                                                                        ---------------------
13. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS: (4)
    Other borrowed money (includes mortgage indebtedness and obligations under                           --------------------
    capitalized leases) ................................................................................ 3355   13,269,193   13
                                                                                                        ---------------------

Memorandum
                                                                                                        ---------------------
                                                                             Dollar Amounts in Thousands RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. MEMORANDUM ITEM 1 IS TO BE COMPLETED BY: (4)
   o BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS, AND
   o BANKS WITH $25 MILLION OR MORE IN TOTAL ASSETS, BUT LESS THAN $300 MILLION
     IN TOTAL ASSETS, THAT HAVE LOANS TO FINANCE AGRICULTURAL PRODUCTION AND
     OTHER LOANS TO FARMERS (SCHEDULE RC-C, PART I, ITEM 3) EXCEEDING FIVE
     PERCENT OF TOTAL LOANS.                                                                            ---------------------
     LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS ............................... 3386        32,846  M.1
                                                                                                        ---------------------

----------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2000, Report of Condition. Beginning March 31, 2002, banks with less than $25 million in total assets must complete items 6.b through 6.d.(2) and those with agricultural loans exceeding five percent of total loans must also complete Memorandum item 1.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RC-13
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           22
                                                                       ---------


SCHEDULE RC-L--DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                        ---------------------
                                                                             Dollar Amounts in Thousands RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Unused commitments:
   a. Revolving, open-end lines secured by 1-4 family residential properties,                           ---------------------
      e.g., home equity lines .......................................................................... 3814      5,198,526 1.a
                                                                                                        ---------------------
   b. Credit card lines ................................................................................ 3815        369,875 1.b
                                                                                                        ---------------------
   c. Commercial real estate, construction, and land development:
                                                                                                        ---------------------
      (1) Commitments to fund loans secured by real estate ............................................. 3816        426,668 1.c.1
                                                                                                        ---------------------
      (2) Commitments to fund loans not secured by real estate ......................................... 6550         57,676 1.c.2
                                                                                                        ---------------------
   d. Securities underwriting .......................................................................... 3817              0 1.d
                                                                                                        ---------------------
   e. Other unused commitments ......................................................................... 3818      7,993,351 1.e
                                                                                                        ---------------------
2. Financial standby letters of credit ................................................................. 3819      1,480,214 2
                                                                                    -----------------------------------------
   a. Amount of financial standby letters of credit conveyed to others ............. 3820        188,067                     2.a
                                                                                    -----------------------------------------
3. Performance standby letters of credit ............................................................... 3821        162,501 3
                                                                                    -----------------------------------------
   a. Amount of performance standby letters of credit conveyed to others ........... 3822         51,121                     3.a
                                                                                    -----------------------------------------
4. Commercial and similar letters of credit ...........................................................  3411              0 4
                                                                                                        ---------------------
5. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS: (1)
   Participations in acceptances (as described in the instructions) conveyed to
   others by the reporting bank .......................................................................  3428              0 5
                                                                                                        ---------------------
6. Securities lent (including customers' securities lent where the customer is
   indemnified against loss by the reporting bank) ....................................................  3433              0 6
                                                                                                        ---------------------
7. Notional amount of credit derivatives:
                                                                                                        ---------------------
   a. Credit derivatives on which the reporting bank is the guarantor .................................  A534         53,895 7.a
                                                                                                        ---------------------
   b. Credit derivatives on which the reporting bank is the beneficiary ...............................  A535              0 7.b
                                                                                                        ---------------------
8. Spot foreign exchange contracts ....................................................................  8765              0 8
                                                                                                        ---------------------
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and
   describe each component of this item over 25% of Schedule RC, item 28,                                --------------------
   "Total equity capital") ............................................................................  3430              0 9
                                                                                                        ---------------------
             TEXT
      ------                                                                        --------------------
   a.  3432  Securities borrowed ................................................... 3432              0                     9.a
      ------                                                                        --------------------
   b.  3434  Commitments to purchase when-issued securities ........................ 3434              0                     9.b
      ------                                                                        --------------------
   c.  3555 ........................................................................ 3555              0                     9.c
      ------                                                                        --------------------
   d.  3556 ........................................................................ 3556              0                     9.d
      ------                                                                        --------------------
   e.  3557 ........................................................................ 3557              0                     9.e
      ------                                                                        --------------------
10. All other off-balance sheet assets (exclude derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, item 28,                              ---------------------
    "Total equity capital") ............................................................................ 5591              0 10
                                                                                                        ---------------------
              TEXT
      ------                                                                        --------------------
    a. 3435  Commitments to sell when-issued securities ............................ 3435              0                     10.a
      ------                                                                        --------------------
    b. 5592 ........................................................................ 5592              0                     10.b
      ------                                                                        --------------------
    c. 5593 ........................................................................ 5593              0                     10.c
      ------                                                                        --------------------
    d. 5594 ........................................................................ 5594              0                     10.d
      ------                                                                        --------------------
    e. 5595 ........................................................................ 5595              0                     10.e
      ------                                                                        ---------------------------------------

----------
(1) The $100 million asset size test is generally based on the total assets reported in the June 30, 2000, Report of Condition.

BANK ONE, NA                                                           FFIEC 041
---------------------------------------------------------              RC-14
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           23
                                                                       ---------

SCHEDULE RC-L--CONTINUED

                                              -------------------------------------------------------------------------------
                   Dollar Amounts in Thousands       (Column A)          (Column B)          (Column C)          (Column D)
----------------------------------------------        Interest             Foreign             Equity             Commodity
                                                        Rate              Exchange           Derivative           and Other
       Derivatives Position Indicators                Contracts           Contracts           Contracts          Contracts
-----------------------------------------------------------------------------------------------------------------------------
11. Gross amounts (e.g., notional
    amounts) (for each column, sum of         -------------------------------------------------------------------------------
    items 11.a through 11.e must equal          Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
    sum of items 12 and 13):                  -------------------------------------------------------------------------------
                                                    RCON 8693           RCON 8694           RCON 8695           RCON 8696
                                              -------------------------------------------------------------------------------
    a. Futures contracts .....................                  0                   0                   0                   0 11.a
                                              -------------------------------------------------------------------------------
                                                    RCON 8697           RCON 8698           RCON 8699           RCON 8700
                                              -------------------------------------------------------------------------------
    b. Forward contracts .....................                  0                   0                   0                   0 11.b
                                              -------------------------------------------------------------------------------
    c. Exchange-traded option contracts:            RCON 8701           RCON 8702           RCON 8703           RCON 8704
                                              -------------------------------------------------------------------------------
       (1) Written options ...................                  0                   0                   0                   0 11.c.1
                                              -------------------------------------------------------------------------------
                                                    RCON 8705           RCON 8706           RCON 8707           RCON 8708
                                              -------------------------------------------------------------------------------
       (2) Purchased options .................                  0                   0                   0                   0 11.c.2
                                              -------------------------------------------------------------------------------
    d. Over-the-counter option contracts:           RCON 8709           RCON 8710           RCON 8711           RCON 8712
                                              -------------------------------------------------------------------------------
       (1) Written options ...................            149,574                   0              55,317                   0 11.d.1
                                              -------------------------------------------------------------------------------
                                                    RCON 8713           RCON 8714           RCON 8715           RCON 8716
                                              -------------------------------------------------------------------------------
       (2) Purchased options .................            149,574                   0              55,317                   0 11.d.2
                                              -------------------------------------------------------------------------------
                                                    RCON 3450           RCON 3826           RCON 8719           RCON 8720
                                              -------------------------------------------------------------------------------
    e. Swaps .................................          2,663,516                   0                   0                   0 11.e
                                              -------------------------------------------------------------------------------
                                                    RCON A126           RCON A127           RCON 8723           RCON 8724
12. Total gross notional amount of            -------------------------------------------------------------------------------
    derivative contracts held for trading ....          2,962,664                   0             110,634                   0 12
                                              -------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------
13. Total gross notional amount of                  RCON 8725           RCON 8726           RCON 8727           RCON 8728     13
    derivative contracts held for             -------------------------------------------------------------------------------
    purposes other than trading ..............                  0                   0                   0                   0
       bank has agreed to pay a                     RCON A589
    a. Interest rate swaps where the bank has --------------------
       agreed to pay a fixed rate ............                  0                                                             13.a
                                              -------------------------------------------------------------------------------
14. TO BE COMPLETED BY BANKS WITH
    $100 MILLION OR MORE IN TOTAL ASSETS: (1)
    Gross fair values:                        -------------------------------------------------------------------------------
    a. Contracts held for trading:                  RCON 8733           RCON 8734           RCON 8735           RCON 8736
                                              -------------------------------------------------------------------------------
       (1) Gross positive fair value .........             25,578                   0               1,921                   0 14.a.1
                                              -------------------------------------------------------------------------------
                                                    RCON 8737           RCON 8738           RCON 8739           RCON 8740
                                              -------------------------------------------------------------------------------
       (2) Gross negative fair value .........             25,578                   0               1,921                   0 14.a.2
    b. Contracts held for purposes other      -------------------------------------------------------------------------------
       than trading:                                RCON 8741           RCON 8742           RCON 8743           RCON 8744
                                              -------------------------------------------------------------------------------
       (1) Gross positive fair value .........                  0                   0                   0                   0 14.b.1
                                              -------------------------------------------------------------------------------
                                                    RCON 8745           RCON 8746           RCON 8747           RCON 8748
                                              -------------------------------------------------------------------------------
       (2) Gross negative fair value .........                  0                   0                   0                   0 14.b.2
                                              -------------------------------------------------------------------------------

----------
(1) The $100 million asset size test is generally based on the total assets reported in the June 30, 2000, Report of Condition.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-15
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            24
                                                                       ---------

SCHEDULE RC-M--MEMORANDA

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,                      ------------------
      directors, principal shareholders, and their related interests ............................  6164        29,258  1.a
                                                                                                   ------------------
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests) equals or exceeds              NUMBER
      the lesser of $500,000 or 5 percent of total capital as defined for this ------------------
      purpose in agency regulations .........................................  6165             2                      1.b
                                                                               ------------------

2. INTANGIBLE ASSETS OTHER THAN GOODWILL:                                                          -----------------
   a. Mortgage Servicing Assets .................................................................  3164         4,444  2.a
                                                                                                   -----------------
                                                                               ------------------
      (1) Estimated fair value of mortgage servicing assets .................  A590         5,555                      2.a.1
                                                                               ------------------
                                                                                                   ------------------
   b. Purchased credit card relationships and nonmortgage servicing assets ......................  B026           170  2.b
                                                                                                   ------------------
   c. All other identifiable intangible assets ..................................................  5507         8,022  2.c
                                                                                                   ------------------
   d. TOTAL (SUM OF ITEMS 2.a, 2.b, AND 2.c) (MUST EQUAL SCHEDULE RC, item 10.b) ................  0426        12,636  2.d
                                                                                                   ------------------

3. Other real estate owned:                                                                        ------------------
   a. Direct and indirect investments in real estate ventures ...................................  5372             0  3.a
                                                                                                   ------------------
   b. All other real estate owned:                                                                 ------------------
      (1) CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND ........................................  5508           137  3.b.1
                                                                                                   ------------------
      (2) Farmland ..............................................................................  5509             0  3.b.2
                                                                                                   ------------------
      (3) 1-4 family residential properties .....................................................  5510        21,951  3.b.3
                                                                                                   ------------------
      (4) Multifamily (5 or more) residential properties ........................................  5511           222  3.b.4
                                                                                                   ------------------
      (5) Nonfarm nonresidential properties ................... .................................  5512           320  3.b.5
                                                                                                   ------------------
   c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7) .........................  2150        22,630  3.c
                                                                                                   ------------------
4. Investments in unconsolidated subsidiaries and associated companies:                            ------------------
   a. Direct and indirect investments in real estate ventures ...................................  5374             0  4.a
                                                                                                   ------------------
   b. All other investments in unconsolidated subsidiaries and associated                          ------------------
      companies .................................................................................  5375       531,310  4.b
                                                                                                   ------------------
   c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8) .........................  2130       531,310  4.c
                                                                                                   ------------------
5. OTHER BORROWED MONEY:.........................................................................  2130       531,310  4.c
                                                                                                   ------------------
   A. FEDERAL HOME LOAN BANK ADVANCES:...........................................................  2130       531,310  4.c
                                                                                                   ------------------
      (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS .........................................  2651             0  5.a.1
                                                                                                   ------------------
      (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS ...................  B565             0  5.a.2
                                                                                                   ------------------
      (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS ....................................  B566             0  5.a.3
                                                                                                   ------------------
   B. OTHER BORROWINGS:..........................................................................  B566             0  5.a.3
                                                                                                   ------------------
      (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS .........................................  B571    11,975,628  5.b.1
                                                                                                   ------------------
      (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS ...................  B567     1,198,120  5.b.2
                                                                                                   ------------------
      (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS ....................................  B568        51,511  5.b.3
                                                                                                   ------------------
   C. TOTAL (SUM OF ITEMS 5.a.(1) THROUGH 5.b.(3) MUST EQUAL SCHEDULE RC,                          B568        51,511  5.b.3
                                                                                                   ------------------
      ITEM 16) ..................................................................................  3190    13,225,259  5.c
                                                                                                   ------------------
                                                                                                           YES/NO
6. DOES THE REPORTING BANK SELL PRIVATE LABEL OR THIRD PARTY MUTUAL FUNDS AND                      ------------------
   ANNUITIES? ...................................................................................  B569      YES       6
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                   RCON  Bil|Mil|Thou
7. ASSETS UNDER THE REPORTING BANK'S MANAGEMENT IN PROPRIETARY MUTUAL FUNDS AND                    ------------------
   ANNUITIES ....................................................................................  B570    75,766,227  7
                                                                                                   ------------------

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-16
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            25
                                                                       ---------

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                                 ------------------------------------------------------------
                                                                       (Column A)            (Column B)           (Column C)
                                                                        Past due            Past due 90           Nonaccrual
                                                                     30 through 89          days or more
                                                                     days and still          and still
                                                                        accruing              accruing
                                                                 ------------------------------------------------------------
                                    Dollar Amounts in Thousands  RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                 ------------------------------------------------------------
   a. Construction, land development, AND OTHER LAND LOANS ....  2759         4,645   2769             0   3492           904  1.a
                                                                 ------------------------------------------------------------
   b. Secured by farmland .....................................  3493            27   3494             0   3495           732  1.b
                                                                 ------------------------------------------------------------
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines        ------------------------------------------------------------
          of credit ...........................................  5398        51,682   5399             0   5400        20,859  1.c.1
                                                                 ------------------------------------------------------------
      (2) Closed-end loans secured by 1-4 family residential     ------------------------------------------------------------
          properties ..........................................  5401       255,798   5402        19,474   5403       234,645  1.c.2
                                                                 ------------------------------------------------------------
   d. Secured by multifamily (5 or more) residential             ------------------------------------------------------------
      properties ..............................................  3499         1,083   3500            80   3501         3,117  1.d
                                                                 ------------------------------------------------------------
   e. Secured by nonfarm nonresidential properties ............  3502        10,571   3503           573   3504        22,676  1.e
                                                                 ------------------------------------------------------------
2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER     2759         4,645   2769             0   3492           904  1.a
                                                                 ------------------------------------------------------------
   BANKS ......................................................  B834             0   B835             0   B836             0  2
                                                                 ------------------------------------------------------------
3. Not applicable                                                ------------------------------------------------------------
4. COMMERCIAL AND INDUSTRIAL LOANS ............................  1606        27,772   1607           827   1608        95,791  4
                                                                 ------------------------------------------------------------
5. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER
   PERSONAL EXPENDITURES:                                        ------------------------------------------------------------
   a. CREDIT CARDS ............................................  B575        11,157   B576         7,881   B577             0  5.a
                                                                 ------------------------------------------------------------
   b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL
      STUDENT LOANS, AND REVOLVING CREDIT PLANS OTHER THAN       ------------------------------------------------------------
      CREDIT CARDS) ...........................................  B578       106,824   B579             0   B580        27,144  5.b
                                                                 ------------------------------------------------------------
6. LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS .....  5389             0   5390             0   5391             0  6
                                                                 ------------------------------------------------------------
7. ALL OTHER LOANS (1) ........................................  5459         4,934   5460            51   5461         3,126  7
                                                                 ------------------------------------------------------------
8. Lease financing receivables ................................  1226         9,783   1227             0   1228        15,289  8
                                                                 ------------------------------------------------------------
9. Debt securities and other assets (exclude other real          ------------------------------------------------------------
   estate owned and other repossessed assets) .................  3505        64,946   3506        50,348   3507             0  9
                                                                 ------------------------------------------------------------

================================================================================

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                                 ------------------------------------------------------------
                                                                 RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially                ------------------------------------------------------------
    guaranteed by the U.S. Government .........................  5612         3,594   5613           134   5614     9,993      10
    a. Guaranteed portion of loans and leases                    ------------------------------------------------------------
       included in item 10 above ..............................  5615         3,222   5616           106   5617     7,802      10.a
                                                                 ------------------------------------------------------------

----------
(1) Includes past due and nonaccrual "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-17
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            26
                                                                       ---------

SCHEDULE RC-N--CONTINUED

                                                                 ------------------------------------------------------------
                                                                     (Column A)            (Column B)           (Column C)
                                                                      Past due            Past due 90           Nonaccrual
                                                                   30 through 89          days or more
                                                                   days and still          and still
                                                                      accruing              accruing
Memoranda                                                        ------------------------------------------------------------
                                    Dollar Amounts in Thousands  RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------

1.  Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above
    (and not reported in Schedule RC-C, Part I,                  ------------------------------------------------------------
    Memorandum item 1) ........................................  1658        0        1659      0          1661       0        M.1
                                                                 ------------------------------------------------------------
2.  Loans to finance commercial real estate,
    construction, and land development activities
    (NOT SECURED BY REAL ESTATE) included in                     ------------------------------------------------------------
    Schedule RC-N, items 4 and 7, above .......................  6558    3,619        6559      0          6560   2,794        M.2
                                                                 ------------------------------------------------------------
3.  MEMORANDUM ITEMS 3.a THROUGH 3.d ARE TO BE
    COMPLETED BY BANKS WITH $300 MILLION OR MORE
    IN TOTAL ASSETS:(1)
    a. Loans secured by real estate to non-U.S.
       addressees (domicile)(included in                         ------------------------------------------------------------
       Schedule RC-N, item 1, above) ..........................  1248        0        1249      0          1250       0        M.3.a
                                                                 ------------------------------------------------------------
    b. Loans to an acceptances of foreign banks                  ------------------------------------------------------------
       (included in Schedule RC-N, item 2, above) .............  5380        0        5381      0          5382       0        M.3.b
                                                                 ------------------------------------------------------------
    c. Commercial and industrial loans to non-U.S.
       addressees (domicile)(included in                         ------------------------------------------------------------
       Schedule RC-N, item 4, above) ..........................  1254        0        1255      0          1256       0        M.3.c
                                                                 ------------------------------------------------------------
    d. Lease financing receivable of non-U.S.
       addressees (domicile) (included in                        ------------------------------------------------------------
       Schedule RC-N, item 8, above) ..........................  1271        0        1272      0          1791       0        M.3.d
                                                                 ------------------------------------------------------------
4.  MEMORANDUM ITEM 4 IS TO BE COMPLETED BY:(1)
    o BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS
    o BANKS WITH LESS THAN $300 MILLION OR MORE IN TOTAL
      ASSETS THAT HAVE LOANS TO FINANCE AGRICULTURAL
      PRODUCTION AND OTHER LOANS TO FARMERS (SCHEDULE
      RC-C, PART I, ITEM 3) EXCEEDING FIVE PERCENT OF
      TOTAL LOANS:
    LOANS TO FINANCE AGRICULTURAL PRODUCTION AND
    OTHER LOANS TO FARMERS (INCLUDED IN SCHEDULE                 ------------------------------------------------------------
    RC-N, ITEM 7, ABOVE) ......................................  1594      650        1597     43          1583   2,198        M.4
                                                                 ------------------------------------------------------------

                                                                 ---------------------------------------
                                                                     (Column A)           (Column B)
                                                                      Past due           Past due 90
                                                                     30 through          days or more
                                                                      89 days
                                                                 ---------------------------------------
                                                                 RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
5.  MEMORANDUM ITEM 5 IS TO BE COMPLETED BY BANKS
    WITH $300 MILLION OR MORE IN TOTAL ASSETS:(1)
    Interest rate, foreign exchange rate, and other
    commodity and equity contracts:                              ------------------------------------------------------------
    FAIR VALUE OF AMOUNTS CARRIED AS ASSETS ...................  3529        0        3530        0                            M.5
                                                                 ------------------------------------------------------------

--------
(1) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2000, Report of Condition.

--------------------------------------------------------------------------------

Person to whom questions about the Reports of Condition and Income should be directed:

    Matthew A. Reece, Officer
--------------------------------------------------------------------------------
    Name and Title (TEXT 8901)

    matthew a reece@bankone.com
--------------------------------------------------------------------------------
    E-mail Address (TEXT 4086)

    (312) 407-3685                                          (312) 407-5698
----------------------------------------------------------- --------------------
    Telephone: Area code/phone number/extension (TEXT 8902) FAX: Area code/phone number (TEXT 9116)

--------------------------------------------------------------------------------

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-18
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            27
                                                                       ---------

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                        Dollar Amounts in Thousands   RCON Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):                                                -----------------
   a. Actual amount of all unposted debits ........................................   0030            0  1.a
      OR                                                                              -----------------
   b. Separate amount of unposted debits:                                             -----------------
      (1) Actual amount of unposted debits to demand deposits .....................   0031          N/A  1.b.1
                                                                                      -----------------
      (2) Actual amount of unposted debits to time and savings deposits (1) .......   0032          N/A  1.b.2
                                                                                      -----------------
2. Unposted credits (see instructions):                                               -----------------
   a. Actual amount of all unposted credits .......................................   3510          N/A  2.a
      OR                                                                              -----------------
   b. Separate amount of unposted credits:                                            -----------------
      (1) Actual amount of unposted credits to demand deposits ....................   3512      159,311  2.b.1
                                                                                      -----------------
      (2) Actual amount of unposted credits to time and savings deposits (1) ......   3514            0  2.b.2
                                                                                      -----------------
3. Uninvested trust funds (cash) held in bank's own trust department (not             -----------------
   included in total deposits) ....................................................   3520            0  3
                                                                                      -----------------
4. Deposits of consolidated subsidiaries (not included in total deposits):            -----------------
   a. Demand deposits of consolidated subsidiaries ................................   2211       92,498  4.a
                                                                                      -----------------
   b. Time and savings deposits (1) of consolidated subsidiaries ..................   2351            0  4.b
                                                                                      -----------------
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries ........   5514            0  4.c
                                                                                      -----------------
5. Not applicable
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, item 7          -----------------
      column B) ...................................................................   2314            0  6.a
                                                                                      -----------------
   b. Amount reflected in time and savings deposits (1) (included in Schedule         -----------------
      RC-E, item 7, column A or C, but not column B) ..............................   2315            0  6.b
                                                                                      -----------------
7. Unamortized premiums and discounts on time and savings deposits: (1, 2)            -----------------
   a. Unamortized premiums ........................................................   5516            0  7.a
                                                                                      -----------------
   b. Unamortized discounts .......................................................   5517            0  7.b
                                                                                      -----------------
8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
      (1) Total deposits purchased or acquired from other                             -----------------
          FDIC-insured institutions during the quarter ............................   A531            0  8.a.1
                                                                                      -----------------
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1)
          above attributable to a secondary fund (i.e., BIF members report
          deposits attributable to SAIF; SAIF members report deposits                 -----------------
          attributable to BIF) ....................................................   A532            0  8.a.2
                                                                                      -----------------
   b. Total deposits sold or transferred to other FDIC-insured institutions           -----------------
      during the quarter ..........................................................   A533            0  8.b
                                                                                      -----------------
9.  Deposits in lifeline accounts .................................................   5596               9
                                                                                      -----------------
10. Benefit-responsive "Depository Institution Investment Contracts" (included        -----------------
    in total deposits) ............................................................   8432            0  10
                                                                                      -----------------

----------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)   Exclude core deposit intangibles.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-19
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            28
                                                                       ---------

SCHEDULE RC-O--CONTINUED

                                                        Dollar Amounts in Thousands   RCON Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions that were reported on a gross basis in             -----------------
       Schedule RC-E had been reported on a net basis .............................   8785            0  11.a
                                                                                      -----------------
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in              -----------------
       Schedule RC-E had been reported on a gross basis ...........................   A181            0  11.b
                                                                                      -----------------
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and
       savings associations and insured branches in Puerto Rico and U.S.              -----------------
       territories and possessions in Schedule RC-E ...............................   A182            0  11.c
                                                                                      -----------------
12. Amount of assets netted against deposit liabilities on the balance sheet
     (Schedule RC) in accordance with generally accepted accounting principles
     (exclude amounts related to reciprocal demand balances):                         -----------------
    a. Amount of assets netted against demand deposits ............................   A527            0  12.a
                                                                                      -----------------
    b. Amount of assets netted against time and savings deposits ..................   A528            0  12.b
                                                                                      -----------------

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                        Dollar Amounts in Thousands   RCON Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
 1. Total deposits of the bank (sum of Memorandum items
    1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:                                          -----------------
       (1) Amount of deposit accounts of $100,0000 or less ........................   2702    9,809,519  M.1.a.1
                                                                                      -----------------
                                                                            NUMBER
       (2) Number of deposit accounts of $100,000 or less         -----------------
           (TO BE COMPLETED FOR THE JUNE REPORT ONLY) .........   3779    1,369,806                      M.1.a.2
                                                                  -----------------
    b. Deposit accounts of more than $100,000:                                        -----------------
       (1) Amount of deposit accounts of more than $100,000 .......................   2710    6,707,632  M.1.b.1
                                                                                      -----------------
                                                                            NUMBER
                                                                  ----------------
       (2) Number of deposit accounts of more than $100,000 ...   2722       14,464                      M.1.b.2
                                                                  ----------------
 2. Estimated amount of uninsured deposits of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in
       Memorandum item 1.b.(1) above.

    Indicate in the appropriate box at right whether your bank has a method or        RCON   YES / NO
    procedure for determining a better estimate of uninsured deposits than the        -----------------
    estimate described above ......................................................   6861      NO       M.2.a
                                                                                           Bil|Mil|Thou
    b. If the box marked YES has been checked, report the estimate of uninsured       -----------------
       deposits determined by using your bank's method or procedure ...............   5597            0  M.2.b
 3. Has the reporting institution been consolidated with a parent bank                -----------------
    or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

    TEXT                                                                              RCON FDIC Cert No.
                                                                                      -----------------
                                                                                      -----------------
    A545 ..........................................................................   A545          N/A  M.3
                                                                                      -----------------

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-20
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            29
                                                                       ---------

SCHEDULE RC-R--REGULATORY CAPITAl

                                                        Dollar Amounts in Thousands   RCON Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL                                                                        -----------------
 1. Total equity capital (from Schedule RC, item 28) ..............................   3210    2,755,627  1
 2. LESS: Net unrealized gains (losses) on available-for-sale securities (1)          -----------------
    (if a gain, report as a positive value; if a loss, report as a                    -----------------
    negative value) ...............................................................   8434        7,179  2
                                                                                      -----------------
 3. LESS: Net unrealized loss on available-for-sale EQUITY securities (1)             -----------------
    (report loss as a positive value) .............................................   A221            0  3
                                                                                      -----------------
 4. LESS: Accumulated net gains (losses) on cash flow hedges (1) (if a gain,          -----------------
    report as a positive value; if a loss, report as a negative value) ............   4336      (26,390) 4
                                                                                      -----------------
 5. LESS: Nonqualifying perpetual preferred stock .................................   B588            0  5
                                                                                      -----------------
 6. Qualifying minority interests in consolidated subsidiaries ....................   B589      300,258  6
                                                                                      -----------------
 7. LESS: Disallowed goodwill and other disallowed intangible assets ..............   B590       65,053  7
                                                                                      -----------------
 8. LESS: Disallowed servicing assets and purchased credit card relationships .....   B591            0  8
                                                                                      -----------------
 9. LESS: Disallowed deferred tax assets ..........................................   5610            0  9
                                                                                      -----------------
10. Other additions to (deductions from) Tier 1 capital ...........................   B592            0  10
                                                                                      -----------------
11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7, 8,           -----------------
    and 9) ........................................................................   8274    3,010,043  11
                                                                                      -----------------
TIER 2 CAPITAL                                                                        -----------------
12. Qualifying subordinated debt and redeemable preferred stock ...................   5306    1,240,000  12
                                                                                      -----------------
13. Cumulative perpetual preferred stock includible in Tier 2 capital .............   B593            0  13
                                                                                      -----------------
14. Allowance for loan and lease losses includible in Tier 2 capital ..............   5310      466,690  14
                                                                                      -----------------
15. Unrealized gains on available-for-sale equity securities includible in            -----------------
    Tier 2 capital ................................................................   2221            0  15
                                                                                      -----------------
16. Other Tier 2 capital components ...............................................   B594            0  16
                                                                                      -----------------
17. Tier 2 capital (sum of items 12 through 16) ...................................   5311    1,706,690  17
                                                                                      -----------------
18. Allowable Tier 2 capital (lesser of item 11 or 17) ............................   8275    1,706,690  18
                                                                                      -----------------
19. Tier 3 capital allocated for market risk ......................................   1395            0  19
20. LESS: Deductions for total risk-based capital .................................   B595      255,928  20
                                                                                      -----------------
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20) ..........   3792    4,460,805  21
                                                                                      -----------------
TOTAL ASSETS FOR LEVERAGE RATIO                                                       -----------------
22. Average total assets (from Schedule RC-K, item 9) .............................   3368   40,176,658  22
                                                                                      -----------------
23. LESS: Disallowed goodwill and other disallowed intangible assets (from            -----------------
    item 7 above) .................................................................   B590       65,053  23
                                                                                      -----------------
24. LESS: Disallowed servicing assets and purchased credit card relationships         -----------------
    (from item 8 above) ...........................................................   B591            0  24
                                                                                      -----------------
25. LESS: Disallowed deferred tax assets (from item 9 above) ......................   5610            0  25
                                                                                      -----------------
26. LESS: Other deductions from assets for leverage capital purposes ..............   B596            0  26
                                                                                      -----------------
27. Average total assets for leverage capital purposes (item 22 less items 23         -----------------
    through 26) ...................................................................   A224   40,111,605  27
                                                                                      -----------------

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES                                                -----------------
28. Adjustment to total risk-based capital reported in item 21 ....................   B503            0  28
                                                                                      -----------------
29. Adjustment to risk-weighted assets reported in item 62 ........................   B504            0  29
                                                                                      -----------------
30. Adjustment to average total assets reported in item 27 ........................   B505            0  30
                                                                                      -----------------

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be                          -------------------------------------
  completed by banks with financial subsidiaries)                                            (Column A)          (Column B)
                                                                                      RCON   Percentage   RCON   Percentage
                                                                                      -------------------------------------
                                                                                      -------------------------------------
31. Tier 1 leverage ratio (2) .....................................................   7273          N/A   7204        7.50%  31
                                                                                      -------------------------------------
32. Tier 1 risk-based capital ratio (3) ...........................................   7274          N/A   7206        7.75%  32
                                                                                      -------------------------------------
33. Total risk-based capital ratio (4) ............................................   7275          N/A   7205       11.48%  33
                                                                                      -------------------------------------

----------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by (item 27 minus item 30).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by (item 62 minus item 29).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-21
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            30
                                                                       ---------

SCHEDULE RC-R--CONTINUED

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                           ------------------------------------------------------------------------------------
                                                                          (Column C)    (Column D)    (Column E)    (Column F)
                                            (Column A)     (Column B)    ------------------------------------------------------
                                              Totals        Items Not              Allocation by Risk Weight Category
                                              (FROM        Subject to    ------------------------------------------------------
                                           SCHEDULE RC)  Risk-Weighting       0%           20%           50%          100%
                                           ------------------------------------------------------------------------------------
              Dollar Amounts in Thousands  Bil|Mil|Thou   Bil|Mil|Thou   Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET ASSET CATAGORIES
34. Cash and balances due from depository
                                           ------------                  --------------------------                ------------
    institutions ........................    RCON 0010                     RCON B600     RCON B601                   RCON B602
                                           ------------                  --------------------------                ------------
    (Column A equals the sum of
    Schedule RC, items 1.a and 1.b) .....     2,126,100                       233,157     1,892,943                           0  34
                                           ------------------------------------------------------------------------------------
                                             RCON 1754      RCON B603      RCON B604     RCON B605     RCON B606     RCON B607
                                           ------------------------------------------------------------------------------------
35. Held-to-maturity securities .........             0              0              0             0             0             0  35
                                           ------------------------------------------------------------------------------------
                                             RCON 1773      RCON B608      RCON B609     RCON B610     RCON B611     RCON B612
                                           ------------------------------------------------------------------------------------
36. Available-for-sale securities .......     3,687,290        115,404        196,246       776,750        14,992     2,783,898  36
                                           ------------------------------------------------------------------------------------
37. Federal funds sold and securities        RCON 1350                     RCON B613     RCON B614                   RCON 616
                                           ------------                  --------------------------                ------------
    purchased under agreements to resell      1,660,044                             0     1,860,444                           0  37
                                           ------------------------------------------------------------------------------------
                                             RCON 5369      RCON B617      RCON B618     RCON B619     RCON B620     RCON B621
                                           ------------------------------------------------------------------------------------
38. Loans and leases held for sale ......       781,928              0              0             0             0       781,928  38
                                           ------------------------------------------------------------------------------------
                                             RCON B528      RCON B622      RCON B623     RCON B624     RCON B625     RCON B626
                                           ------------------------------------------------------------------------------------
39. Loans and leases, net of unearned
    income (1) ..........................    29,751,071              0              0       210,295     6,173,855    23,366,921  39
                                           ------------------------------------------------------------------------------------
                                             RCON 3123      RCON 3123
                                           ---------------------------
40. LESS: Allowance for loan and lease
    losses ..............................       466,690        466,690                                                           40
                                           ------------------------------------------------------------------------------------
                                             RCON 3545      RCON B627      RCON B628     RCON B629     RCON B630     RCON B631
                                           ------------------------------------------------------------------------------------
41. Trading assets ......................        44,255         44,255              0             0             0             0  41
                                           ------------------------------------------------------------------------------------
                                             RCON B639      RCON B640      RCON B641     RCON B642     RCON B643     RCON 5339
                                           ------------------------------------------------------------------------------------
42. All other assets (2) ................     3,260,252        351,661         60,758       591,014        93,341     2,163,458  42
                                           ------------------------------------------------------------------------------------
                                             RCON 2170      RCON B644      RCON 5320     RCON 5327     RCON 5334     RCON 5340
                                           ------------------------------------------------------------------------------------
43. Total assets (sum of items 34
    through 42) .........................    41,244,250         44,650        490,161     5,331,046     6,282,188    29,096,205  43
                                           ------------------------------------------------------------------------------------

----------
(1)   Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-22
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            31
                                                                       ---------

SCHEDULE RC-R--CONTINUED

                                           --------------------------------------
                                            (Column A)                (Column B)
                                            Face Value     Credit      Credit
                                            or Notional  Conversion   Equivalent
                                              Amount       Factor     Amount (1)
                                           -------------            -------------
              Dollar Amounts in Thousands  Bil|Mil|Thou              Bil|Mil|Thou
---------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS      RCON 3819                 RCON B645
                                           --------------------------------------
44. Financial standby letters of credit..     1,480,214      1.00       1,480,214
                                           --------------------------------------
45. Performance standby letters of           RCON 3821                 RCON B650
                                           --------------------------------------
    of credit ...........................       162,501       .50          81,251
                                           --------------------------------------
46. Commercial and similar letters           RCON 3411                 RCON B655
                                           --------------------------------------
    of credit ...........................             0       .20               0
                                           --------------------------------------
47. Risk participations in bankers
                                           -------------            -------------
    acceptances acquired by the              RCON 3429                 RCON B660
                                           --------------------------------------
    reporting institution ...............             0      1.00               0
                                           --------------------------------------
                                             RCON 3433                 RCON B664
                                           --------------------------------------
48. Securities lent .....................             0      1.00               0
                                           --------------------------------------
49. Retained recourse on small business      RCON A250                 RCON B669
                                           --------------------------------------
    obligations sold with recourse ......             0      1.00               0
                                           --------------------------------------
50. Retained recourse on financial assets    RCON 1727     * Below     RCON 2243
                                           --------------------------------------
    sold with low-level recourse ........       342,145      1.0          342,145
                                           --------------------------------------
51. All other financial assets sold with     RCON B675                 RCON B676
                                           --------------------------------------
    recourse ............................       890,100      1.00         890,100
                                           --------------------------------------
52. All other off-balance sheet              RCON B681                 RCON B682
                                           --------------------------------------
    liabilities .........................        53,895      1.00          53,895
                                           --------------------------------------
53. Unused commitments with an original      RCON 3833                 RCON B687
                                           --------------------------------------
    maturity exceeding one year .........     6,657,156       .50       3,328,578
                                           --------------------------------------
                                                                       RCON A167
                                                                    -------------
54. Derivative contracts ................                                  47,723
                                           --------------------------------------

                                             ------------------------------------------------------
                                              (Column C)    (Column D)    (Column E)    (Column F)
                                             ------------------------------------------------------
                                                       Allocation by Risk Weight Category
                                             ------------------------------------------------------
                                                  0%           20%           50%          100%
                                           --------------------------------------------------------
              Dollar Amounts in Thousands    Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS        RCON B646     RCON B647     RCON B648     RCON B649
                                           --------------------------------------------------------
44. Financial standby letters of credit..               0       188,067             0     1,292,147  44
                                           --------------------------------------------------------
45. Performance standby letters of             RCON B651     RCON B652     RCON B653     RCON B654
                                           --------------------------------------------------------
    of credit ...........................               0        25,561             0        55,690  45
                                           --------------------------------------------------------
46. Commercial and similar letters             RCON B656     RCON B657     RCON B658     RCON B659
                                           --------------------------------------------------------
    of credit ...........................               0             0             0             0  46
                                           --------------------------------------------------------
47. Risk participations in bankers
                                           ----------------------------                ------------
    acceptances acquired by the                RCON B661     RCON B662                   RCON B663
                                           ----------------------------                ------------
    reporting institution ...............               0             0                           0  47
                                           --------------------------------------------------------
                                               RCON B665     RCON B666     RCON B667     RCON B668
                                           --------------------------------------------------------
48. Securities lent .....................               0             0             0             0  48
                                           --------------------------------------------------------
49. Retained recourse on small business        RCON B670     RCON B671     RCON B672     RCON B673
                                           --------------------------------------------------------
    obligations sold with recourse ......               0             0             0             0  49
                                           --------------------------------------------------------
50. Retained recourse on financial assets                                                RCON B674
                                                                                       ------------
    sold with low-level recourse ........                                                   342,145  50
                                           --------------------------------------------------------
51. All other financial assets sold with       RCON B677     RCON B678     RCON B679     RCON B680
                                           --------------------------------------------------------
    recourse ............................               0       357,721       256,677       275,702  51
                                           --------------------------------------------------------
52. All other off-balance sheet                RCON B683     RCON B684     RCON B685     RCON B686
                                           --------------------------------------------------------
    liabilities .........................               0             0             0        53,895  52
                                           --------------------------------------------------------
53. Unused commitments with an original        RCON B688     RCON B689     RCON B690     RCON B691
                                           --------------------------------------------------------
    maturity exceeding one year .........               0        25,910       103,288     3,199,380  53
                                           --------------------------------------------------------
                                               RCON B693     RCON B694     RCON B695
                                           ------------------------------------------
54. Derivative contracts ................               0        13,666        34,057                54
                                           --------------------------------------------------------

----------
*     Or institution-specific factor.
(1)   Column A multiplied by credit conversion factor.

BANK ONE, NA                                                           FFIEC 041
----------------------------------------                               RC-23
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:03:03 CST              ---------
FDIC Certificate Number - 06559                                            32
                                                                       ---------

SCHEDULE RC-N--CONTINUED

                                                                  ------------------------------------------------------------
                                                                   (Column C)      (Column D)      (Column E)     (Column F)
                                                                  ------------------------------------------------------------
                                                                              Allocation by Risk Weight Category
                                                                  ------------------------------------------------------------

                                                                       0%             20%             50%            100%
                                                                  ------------------------------------------------------------
                                   Dollar Amounts in Thousands    Bil|Mil|Thou    Bil|Mil|Thou    Bil|Mil|Thou    Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------
TOTALS
55. Total assets, derivatives, and off-balance
                                                                  ------------------------------------------------------------
    sheet items by risk weight category                              RCON B696       RCON B697       RCON B698      RCON B699
                                                                  ------------------------------------------------------------
    (for each column, sum of items 43 through 54) .............        490,161       5,941,971       6,676,210     34,315,164   55
                                                                  ------------------------------------------------------------
56. Risk weight factor ........................................         x 0%          x 20%           x 50%          x 100%     56
                                                                  ------------------------------------------------------------
57. Risk-weighted assets by risk weight category                     RCON B700       RCON B701       RCON B702      RCON B703
                                                                  ------------------------------------------------------------
    (for each column, item 55 multiplied by item 56) ..........              0       1,188,394       3,338,105     34,315,164   57
                                                                  ------------------------------------------------------------
                                                                                                                    RCON 1651
                                                                                                                  ------------
58. Market risk equivalent assets .............................                                                             0   58
                                                                                                                  ------------

59. Risk-weighted assets before deductions for
    excess allowance for loan and lease losses
                                                                                                                  ------------
    and allocated transfer risk reserve                                                                             RCON B704
                                                                                                                  ------------
    (sum of item 57, columns C through F, and item 58) ........                                                    38,841,663   59
                                                                                                                  ------------
                                                                                                                    RCON A222
                                                                                                                  ------------
60. LESS: Excess allowance for loan and lease losses ..........                                                             0   60
                                                                                                                  ------------
                                                                                                                    RCON 3128
                                                                                                                  ------------
61. LESS: Allocated transfer risk reserve .....................                                                             0   61
                                                                                                                  ------------
                                                                                                                    RCON A223
                                                                                                                  ------------
62. Total risk-weighted assets
    (item 59 minus items 60 and 61) ...........................                                                    38,841,663   62
                                                                                                                  ------------

Memoranda
                                                                                                         --------------------
                                                                     Dollar Amounts in Thousands         RCON    Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all derivative contracts covered
   by the risk-based capital standards .............................................................     8764          27,499  M.1
                                                                                                         --------------------
                                                 ----------------------------------------------------------------------------
                                                                         With a remaining maturity of
                                                 ----------------------------------------------------------------------------
                                                           (Column A)               (Column B)                (Column C)
                                                            One year              Over one year                  Over
                                                            or less                  through                  five years
                                                                                   five years
                                                 ----------------------------------------------------------------------------
2. Notional principal amounts of derivative      RCON  Tril|Bil|Mil|Thou   RCON  Tril|Bil|Mil|Thou   RCON  Tril|Bil|Mil|Thou
   contracts: (1)                                ----------------------------------------------------------------------------
   a. Interest rate contracts ................   3809            128,841   8766          2,335,865   8767            348,364   M.2.a
                                                 ----------------------------------------------------------------------------
   b. Foreign exchange contracts .............   3812                  0   8769                  0   8770                  0   M.2.b
                                                 ----------------------------------------------------------------------------
   c. Gold contracts .........................   8771                  0   8772                  0   8773                  0   M.2.c
                                                 ----------------------------------------------------------------------------
   d. Other precious metals contracts ........   8774                  0   8775                  0   8776                  0   M.2.d
                                                 ----------------------------------------------------------------------------
   e. Other commodity contracts ..............   8777                  0   8778                  0   8779                  0   M.2.e
                                                 ----------------------------------------------------------------------------
   f. Equity derivative contracts ............   A000             55,317   A001                  0   A002                  0   M.2.f
                                                 ----------------------------------------------------------------------------

----------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

BANK ONE, NA                                                           FFIEC 041
-----------------------------------------------------                  RC-24
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           33
                                                                       ---------

SCHEDULE RC-S--SECURITIZATION AND ASSET SALE ACTIVITIES

ALL OF SCHEDULE RC-S IS TO BE COMPLETED BEGINNING JUNE 30, 2001.

                                                 -------------------------------------------------------------------
                                                 (Column A)         (Column B)         (Column C)       (Column D)
                                                 1-4 Family            Home              Credit            Auto
                                                 Residential          Equity              Card             Loans
                                                   Loans               Lines           Receivables
                                                 -------------------------------------------------------------------
                  Dollar Amounts in Thousands    Bil|Mil|Thou       Bil|Mil|Thou       Bil|Mil|Thou     Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1.  Outstanding principal balance of
    assets sold and securitized by the           -------------------------------------------------------------------
    reporting bank with servicing retained       RCON B705          RCON B706          RCON B707        RCON B708
    or with recourse or other seller-            -------------------------------------------------------------------
    provided credit enhancements................            0            238,962          6,005,336                0
                                                 -------------------------------------------------------------------
2.  Maximum amount of credit exposure
    arising from recourse or other
    seller-provided credit enhancements
    provided to structures reported in
    item 1 in the form of:                       -------------------------------------------------------------------
    a. Retained interest-only strips             RCON B712          RCON B713          RCON B714        RCON B715
       (included in Schedules RC-B or            -------------------------------------------------------------------
       RC-F or in Schedule RC, item 5)..........            0             29,404             31,671                0
                                                 -------------------------------------------------------------------
                                                 -------------------------------------------------------------------
    b. Standby letters of credit, sub-           RCON B719          RCON B720          RCON B721        RCON B722
       ordinated securities, and other           -------------------------------------------------------------------
       enhancements.............................            0              2,835             29,098                0
                                                 -------------------------------------------------------------------
                                                 -------------------------------------------------------------------
3.  Reporting bank's unused commit-              RCON B726          RCON B727          RCON B728        RCON B729
    ments to provide liquidity to structures     -------------------------------------------------------------------
    reported in item 1..........................            0                  0                  0                0
                                                 -------------------------------------------------------------------
                                                 -------------------------------------------------------------------
                                                 RCON B733          RCON B734          RCON B735        RCON B736
4.  Past due loan amounts included in item 1:    -------------------------------------------------------------------
    a. 30-89 days past due......................            0              4,254            156,076                0
                                                 -------------------------------------------------------------------
                                                 RCON B740          RCON B741          RCON B742        RCON B743
                                                 -------------------------------------------------------------------
    b. 90 days or more past due.................            0              1,816            120,314                0
                                                 -------------------------------------------------------------------
5.  Charge-offs and recoveries on assets
    sold and securitized with servicing
    retained or with recourse or other           -------------------------------------------------------------------
    seller-provided credit enhancements          RIAD B747          RIAD B748          RIAD B749        RIAD B750
    (calendar year-to-date):                     -------------------------------------------------------------------
    a. Charge-offs..............................            0                431            200,582                0
                                                 -------------------------------------------------------------------
                                                 RIAD B754          RIAD B755          RIAD B756        RIAD B757
                                                 -------------------------------------------------------------------
    b. Recoveries...............................            0                116              9,057                0
                                                 -------------------------------------------------------------------
                                                 --------------------------------------------------
                                                  (Column E)        (Column F)        (Column G)
                                                    Other           COMMERCIAL         ALL OTHER
                                                   Consumer       AND INDUSTRIAL      LOANS AND
                                                    Loans             LOANS           ALL LEASES
                                                 --------------------------------------------------
                  Dollar Amounts in Thousands     Bil|Mil|Thou      Bil|Mil|Thou      Bil|Mil|Thou
---------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1.  Outstanding principal balance of
    assets sold and securitized by the           --------------------------------------------------
    reporting bank with servicing retained       RCON B709         RCON B710         RCON B711
    or with recourse or other seller-            --------------------------------------------------
    provided credit enhancements................      357,722                  0                  0  1
                                                 --------------------------------------------------
2.  Maximum amount of credit exposure
    arising from recourse or other
    seller-provided credit enhancements
    provided to structures reported in
    item 1 in the form of:                       --------------------------------------------------
    a. Retained interest-only strips             RCON B716        RCON B717         RCON B718
       (included in Schedules RC-B or            --------------------------------------------------
       RC-F or in Schedule RC, item 5)..........            0                  0                  0  2.a
                                                 --------------------------------------------------
    b. Standby letters of credit, sub-           RCON B723        RCON B724         RCON B725
       ordinated securities, and other           --------------------------------------------------
       enhancements.............................       18,858                  0                  0  2.b
                                                 --------------------------------------------------
3.  Reporting bank's unused commit-              RCON B730         RCON B731         RCON B732
    ments to provide liquidity to structures     --------------------------------------------------
    reported in item 1..........................            0                  0                  0  3
                                                 --------------------------------------------------
4.  Past due loan amounts included in            RCON B737         RCON B738         RCON B739
    item 1:                                      --------------------------------------------------
    a. 30-89 days past due......................       22,678                  0                  0  4.a
                                                 --------------------------------------------------
                                                 RCON B744         RCON B745         RCON B746
                                                 --------------------------------------------------
    b. 90 days or more past due.................       19,165                  0                  0  4.b
                                                 --------------------------------------------------
5.  Charge-offs and recoveries on assets
    sold and securitized with servicing
    retained or with recourse or other           --------------------------------------------------
    seller-provided credit enhancements          RIAD B751         RIAD B752         RIAD B753
    (calendar year-to-date):                     --------------------------------------------------
    a. Charge-offs..............................           71                  0                  0  5.a
                                                 --------------------------------------------------
                                                 RIAD B758         RIAD B759         RIAD B760
                                                 --------------------------------------------------
    b. Recoveries...............................            0                  0                  0  5.b
                                                 --------------------------------------------------

BANK ONE, NA                                                           FFIEC 041
-----------------------------------------------------                  RC-25
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           34
                                                                       ---------

SCHEDULE RC-S--CONTINUED

                                                 -------------------------------------------------------------------
                                                 (Column A)         (Column B)         (Column C)       (Column D)
                                                 1-4 Family            Home              Credit           Auto
                                                 Residential          Equity             Card             Loans
                                                   Loans               Lines           Receivables
                                                 -------------------------------------------------------------------
                  Dollar Amounts in Thousands    Bil|Mil|Thou       Bil|Mil|Thou       Bil|Mil|Thou     Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------
6.  Amount of ownership (or seller's)
    interests carried as:                                           -------------------------------
    a. Securities (included in                                      RCON B761          RCON B762
       Schedule RC-B or in Schedule RC,                             -------------------------------
       item 5)..................................                          32,245          2,544,558
                                                                    -------------------------------
                                                                    RCON B500          RCON B501
    b. Loans (included in                                           -------------------------------
       Schedule RC-C)...........................                               0                  0
                                                                    -------------------------------
7.  Past due loan amounts included in                               RCON B764          RCON B765
    interests reported in item 6.a:                                 -------------------------------
    a. 30-89 days past due......................                             574             64,372
                                                                    -------------------------------
                                                                    RCON B767          RCON B768
                                                                    -------------------------------
    b. 90 days or more past due.................                             254             50,093
                                                                    -------------------------------
8.  Charge-offs and recoveries on loan
    amounts included in interests reported                           RIAD B770          RIAD B771
    in item 6.a (calendar year-to-date):                            -------------------------------
    a. Charge-offs..............................                              74             92,847
                                                                    -------------------------------
                                                                    RIAD B773          RIAD B774
                                                                    -------------------------------
    b. Recoveries...............................                              12              4,152
                                                                    -------------------------------


FOR SECURITIZATION FACILITIES SPONSORED
BY OR OTHERWISE ESTABLISHED BY OTHER
INSTITUTIONS
9.  Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting bank to other
    institutions' securitization structures in   -------------------------------------------------------------------
    the form of standby letters of credit,       RCON B776          RCON B777          RCON B778        RCON B779
    purchased subordinated securities,           -------------------------------------------------------------------
    and other enhancements......................            0                  0                  0                0
                                                 -------------------------------------------------------------------

                                                 -------------------------------------------------------------------
10. Reporting bank's unused commitments          RCON B783          RCON B784          RCON B785        RCON B786
    to provide liquidity to other institutions'  -------------------------------------------------------------------
    securitization structures...................            0                  0                  0                0
                                                 -------------------------------------------------------------------

                                                 --------------------------------------------------
                                                  (Column E)        (Column F)        (Column G)
                                                    Other           COMMERCIAL         ALL OTHER
                                                   Consumer       AND INDUSTRIAL      LOANS AND
                                                    Loans             LOANS           ALL LEASES
                                                 --------------------------------------------------
                  Dollar Amounts in Thousands     Bil|Mil|Thou      Bil|Mil|Thou      Bil|Mil|Thou
---------------------------------------------------------------------------------------------------
6.  Amount of ownership (or seller's)
    interests carried as:
    a. Securities (included in                                      RCON B763
       Schedule RC-B or in Schedule RC,                             ------------
       item 5)..................................                               0                     6.a
                                                                    ------------
    b. Loans (included in                                           RCON B502
       Schedule RC-C)...........................                               0                     6.b
                                                                    ------------
7.  Past due loan amounts included in                               RCON B766
    interests reported in item 6.a:                                 ------------
    a. 30-89 days past due......................                               0                     7.a
                                                                    ------------
                                                                    RCON B769
                                                                    ------------
    b. 90 days or more past due.................                               0                     7.b
                                                                    ------------
8.  Charge-offs and recoveries on loan
    amounts included in interests reported                          RIAD B772
    in item 6.a (calendar year-to-date):                            ------------
    a. Charge-offs..............................                               0                     8.a
                                                                    ------------
                                                                    RIAD B775
                                                                    ------------
    b. Recoveries...............................                               0                     8.b
                                                                    ------------
FOR SECURITIZATION FACILITIES SPONSORED
BY OR OTHERWISE ESTABLISHED BY OTHER
INSTITUTIONS
9.  Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting bank to other
    institutions' securitization structures in   --------------------------------------------------
    the form of standby letters of credit,        RCON B780         RCON B781         RCON B782
    purchased subordinated securities,           --------------------------------------------------
    and other enhancements......................            0                  0                  0  9
                                                 --------------------------------------------------
10. Reporting bank's unused commitments           RCON B787         RCON B788         RCON B789
    to provide liquidity to other institutions'  --------------------------------------------------
    securitization structures...................            0                  0                  0  10
                                                 --------------------------------------------------

BANK ONE, NA                                                           FFIEC 041
-----------------------------------------------------                  RC-26
Legal Title of Bank
Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST              ---------
FDIC Certificate Number - 06559                                           35
                                                                       ---------
SCHEDULE RC-S--CONTINUED

                                                 -------------------------------------------------------------------
                                                 (Column A)         (Column B)         (Column C)       (Column D)
                                                 1-4 Family           Home               Credit            Auto
                                                 Residential         Equity               Card             Loans
                                                   Loans              Lines            Receivables
                                                 -------------------------------------------------------------------
                  Dollar Amounts in Thousands    Bil|Mil|Thou       Bil|Mil|Thou       Bil|Mil|Thou     Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse or other
    seller-provided credit enhancements
    and not securitized by the reporting         RCON B790          RCON B791          RCON B792        RCON B793
    bank........................................      386,309                  0                  0                0
                                                 -------------------------------------------------------------------
12. Maximum amount of credit exposure
    arising from recourse or other seller-
    provided credit enhancements pro-            RCON B797          RCON B798          RCON B799        RCON B800
    vided to assets reported in item 11.........      386,309                  0                  0                0
                                                 -------------------------------------------------------------------

                                                 -------------------------------------------------
                                                 (Column E)        (Column F)        (Column G)
                                                   Other           COMMERCIAL         ALL OTHER
                                                  Consumer       AND INDUSTRIAL      LOANS AND
                                                   Loans             LOANS           ALL LEASES
                                                 -------------------------------------------------
                  Dollar Amounts in Thousands    Bil|Mil|Thou      Bil|Mil|Thou      Bil|Mil|Thou
--------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse or other           -------------------------------------------------
    seller-provided credit enhancements          RCON B794         RCON B795         RCON B796
    and not securitized by the reporting         -------------------------------------------------
    bank........................................            0                 0                  0  11
                                                 -------------------------------------------------
12. Maximum amount of credit exposure            -------------------------------------------------
    arising from recourse or other seller-       RCON B801         RCON B802         RCON B803
    provided credit enhancements pro-            -------------------------------------------------
    vided to assets reported in item 11.........            0                 0                  0  12
                                                 -------------------------------------------------

MEMORANDUM ITEMS 1, 2, AND 3 ARE TO BE COMPLETED BEGINNING JUNE 30, 2001.

Memoranda

                                                                                       -----------------
                                                          Dollar Amounts in Thousands  RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------
1.  Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
                                                                                       -----------------
    a. Outstanding principal balance.................................................. A249             0  M.1.a
                                                                                       -----------------
    b. Amount of retained recourse on these obligations as of the report date......... A250             0  M.1.b
                                                                                       -----------------
2.  Outstanding principal balance of assets serviced for others:
    a. 1-4 family residential mortgages serviced with recourse or other
       servicer-provided credit enhancements.......................................... B804             0  M.2.a
                                                                                       -----------------
    b. 1-4 family residential mortgages serviced with no recourse or other
       servicer-provided credit enhancements.......................................... B805             0  M.2.b
                                                                                       -----------------
    c. Other financial assets (1)..................................................... A591     1,186,463  M.2.c
                                                                                       -----------------
3.  Asset-backed commercial paper conduits:
    a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
       (1) Conduits sponsored by the bank, a bank affiliate, or the bank's             -----------------
           holding company............................................................ B806             0  M.3.a.1
                                                                                       -----------------
       (2) Conduits sponsored by other unrelated institutions......................... B807             0  M.3.a.2
    b. Unused commitments to provide liquidity to conduit structures:
                                                                                       -----------------
       (1) Conduits sponsored by the bank, a bank affiliate, or the bank's
           holding company............................................................ B808             0  M.3.b.1
                                                                                       -----------------
       (2) Conduits sponsored by other unrelated institutions......................... B809             0  M.3.b.2
                                                                                       -----------------

----------
(1) Memorandum item 2.c is to be completed beginning June 30, 2001, if the principal balance of other financial assets serviced for others is more than $10 million.

                                                                       FFIEC 041
                                                                       RC-30

                                                                       ---------
                                                                          39
                                                                       ---------

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                      at close of business on June 30, 2001
           Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST

    Bank One, NA                  Columbus                 OH
    ------------                  --------                 --
LEGAL TITLE OF BANK                 CITY                  STATE

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
================================================================================
                                                                   -------------
X = NO COMMENT Y = COMMENT........................................ 6979    X
                                                                   -------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
            TEXT (70 CHARACTERS PER LINE)
     --------
      6980
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
      SIGNATURE OF EXECUTIVE OFFICER OF BANK          DATE OF SIGNATURE

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

Transmitted to EDS as 0142024 on 07/30/01 at 12:08:03 CST
--------------------------------------------------------------------------------

                                                                       ---------
                                                                          40
                                                                       ---------

      NAME AND ADDRESS OF BANK                  OMB No. For OCC: 1557-0081
                                                OMB No. For FDIC: 3064-0052
                                          OMB No. for Federal Reserve: 7100-0036
                                                Expiration Date: 3/31/2004

      BANK ONE, NA
      100 EAST BROAD STREET, OH1-1066
      COLUMBUS, OH 43271                              SPECIAL REPORT
                                                (Dollar Amounts in Thousands)
                                  ----------------------------------------------

                                  CLOSE OF BUSINESS DATE FDIC Certificate number
                                  ----------------------------------------------
                                  6/30/2001                   6559
                                  ----------------------------------------------

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
--------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous report of condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (EXCLUDE THE FIRST $15,000 OF INDEBTEDNESS OF EACH EXECUTIVE OFFICER UNDER BANK CREDIT CARD PLAN.)

SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.

--------------------------------------------------------------------------------

                                                                                                      ------
                                                                                                       RCON
                                                                                                      -------------------
a. Number of loans made to executive officers since the previous Call Report date ...................  3561            0  a
                                                                                                      -------------------
b. Total dollar amount of above loans (in thousands of dollars) .....................................  3562            0  b
                                                                                    -------------------------------------
c. Range of interest charged on above loans                                                 FROM               TO
                                                                                    -------------------------------------
   (example: 9-3/4% = 9.75) .......................................................  7701       0.00%  7702         0.00% c
                                                                                    -------------------------------------

--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED                DATE (Month, Day, Year)
TO SIGN REPORT

--------------------------------------------------------------------------------
FDIC 8040/53 (3-01)